UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.[XX])

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[	]	Definitive Proxy Statement
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[	]	Soliciting Material Pursuant to §240.14a-12

USAA MUTUAL FUNDS TRUST

(Name of Registrant as Specified In Its Charter)

_____________________________________________________________________________________________

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9800 Fredericksburg Road

San Antonio, Texas 78288

"PRELIMINARY COPY"

January 27, 2017

Dear Shareholder:

We are writing to ask for your vote on proposals that affect one or more of your USAA mutual funds. The proposals affect USAA Intermediate-Term Bond Fund (the "Bond Fund"), USAA Cornerstone Moderate Fund (the "Moderate Fund"), and USAA Cornerstone Moderately Aggressive Fund (the "Moderately Aggressive Fund"), each a series of USAA Mutual Funds Trust (the "Trust"). The proposals are as follows:

1. Shareholders of the Bond Fund are asked to approve an amendment to the Investment Advisory Agreement (the "Advisory Agreement") between USAA Asset Management Company and the Trust with respect to the Bond Fund to change the Fund's benchmark index for purposes of calculating the performance-based component of the advisory fee;

2. Shareholders of the Moderate Fund are asked to approve an amendment to the Advisory Agreement with respect to the Moderate Fund to eliminate the performance-based component of the advisory fee structure and to concurrently reduce the annual base advisory fee; and

3. Shareholders of the Moderately Aggressive Fund are asked to approve an amendment to the Advisory Agreement with respect to the Moderately Aggressive Fund to eliminate the performance-based component of the advisory fee structure and to concurrently reduce the annual base advisory fee.

After careful consideration, the Board of Trustees of the Trust recommends that you vote in favor of the proposals.

We have made voting quick and easy. YOU MAY VOTE BY INTERNET AT WWW.PROXYVOTE.COM OR BY TELEPHONE at the number listed on your proxy card. Should you wish to vote by mail, you can do so by returning the enclosed proxy card(s). Just follow the instructions on your proxy card(s), sign and date the card(s), and send the card(s) back to us. All shareholders benefit from timely voting. When shareholders don't promptly cast their votes, the additional expense of follow-up communications must be incurred. PLEASE DO NOT SET THIS PROXY ASIDE FOR ANOTHER TIME.

Your vote is very important to us. We appreciate the trust you place in USAA to assist you in achieving your financial goals and the time and consideration you will give in voting on the proposals.

Sincerely,

Brooks Englehardt	Robert L. Mason, Ph.D.
President	Chairman of the Board of Trustees
USAA Asset Management Company	USAA Mutual Funds Trust

98625-0217

USAA MUTUAL FUNDS TRUST	"PRELIMINARY COPY"
9800 Fredericksburg Road
San Antonio, Texas 78288-0227
SUMMARY OF THE PROPOSALS

The enclosed Joint Proxy Statement (the "Proxy Statement") will give you the information you need to vote on the matters presented to shareholders. Much of the information in the Proxy Statement is required under the rules and regulations of the Securities and Exchange Commission (the "SEC") and is, therefore, quite detailed. If there is anything you don't understand, please contact us at (800) 531-USAA (8722).

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the proposals to be voted upon. Please refer to the more complete information about the proposals contained elsewhere in the Proxy Statement.

Question : Why am I being asked to vote?

Answer : You are being asked to vote on one or more of the following separate proposals.

Proposal 1, which will be voted upon by only the shareholders of the USAA Intermediate-Term Bond Fund (the "Bond Fund"), a series of USAA Mutual Funds Trust (the "Trust"), is to amend the Investment Advisory Agreement between USAA Asset Management Company ("AMCO") and the Trust (the "Advisory Agreement") with respect to the Bond Fund to change the Bond Fund's benchmark index for purposes of calculating the performance-based component of the advisory fee to the Lipper Core Plus Bond Funds Index (the "Proposed Index") from the Lipper Index (the "Current Index"). The Current Index tracks the total return performance of the 30 largest funds within a category consisting of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. The Current Index is a custom index calculated by Lipper, Inc. ("Lipper") using the same parameters as the Lipper Intermediate Investment Grade Debt Funds Index. The Lipper Intermediate Investment Grade Debt Funds Index was discontinued in the fourth quarter of 2013. Upon such discontinuation, AMCO contracted with Lipper to maintain the Current Index, which is identical to the Lipper Intermediate Investment Grade Debt Funds Index.

Proposal 2, which will be voted upon by only the shareholders of the USAA Cornerstone Moderate Fund (the "Moderate Fund"), a series of the Trust, is to amend the Advisory Agreement with respect to the Moderate Fund to eliminate the performance-based component of the advisory fee structure and to concurrently reduce the base fee from 0.65% to 0.59%.

Proposal 3, which will be voted upon by only the shareholders of the USAA Cornerstone Moderately Aggressive Fund (the "Moderately Aggressive Fund"), a series of the Trust, is to amend the Advisory Agreement with respect to the Moderately Aggressive Fund to eliminate the performance-based component of the advisory fee structure and to concurrently reduce the base fee from 0.65% to 0.59%.

The Bond Fund, the Moderate Fund, and the Moderately Aggressive Fund are each referred to in this summary individually as a "Fund" and collectively as the "Funds."

Question : Who is asking for my vote?

Answer : The Trust's Board of Trustees (the "Board") is soliciting the enclosed proxy.

Question : What is being proposed in Proposal 1?

Answer : AMCO and the Board are proposing a change to the Bond Fund's current performance fee benchmark index. The Bond Fund's current performance fee benchmark index, the Lipper Index, which tracks the total return performance of the 30 largest funds within a category consisting of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years, is a custom index for which AMCO pays a monthly fee. Lipper has privately provided the Current Index to the Fund since 2013, when the Current Index's predecessor, the Lipper Intermediate Investment Grade Debt Funds Index, was discontinued. The Proposed Index, which tracks the performance of the 30 largest mutual funds tracked by Lipper that invest at least 65% of fund assets in domestic investment-grade debt issues (rated in the top four grades), with any remaining investment in non-benchmark sectors such as high-yield, global and emerging markets, and with dollar-weighted average maturities of five to ten years, is considered by AMCO and the Board to represent the Bond Fund's current Lipper peer group and to be a more appropriate performance fee benchmark index for evaluating the Bond Fund's performance.

Question : Will the change in the performance fee benchmark index result in a change to the investment objective or strategy of the Bond Fund?

Answer : Neither AMCO nor the Board is recommending a change to the Bond Fund's investment objective, which is to seek high current income without undue risk to principal. The Bond Fund's investment policies currently include a requirement to invest at least 80% of its assets in a broad range of debt securities that have a dollar- weighted average portfolio maturity between three to ten years. The Bond Fund invests primarily in investment- grade securities, but also may invest up to 10% of its net assets in below-investment-grade securities, which are sometimes referred to as high-yield or "junk" bonds. The Bond Fund will continue to observe these investment policies.

Question : What effect will the performance fee benchmark index change have upon the investment advisory fee rate the Bond Fund pays to AMCO?

Answer : The Bond Fund pays AMCO an investment advisory fee, which is comprised of a base fee and a performance fee. The change to the performance fee benchmark index will not alter the base fee component of the advisory fee for the Bond Fund, which is equal to an annualized rate of one-half of one percent (0.50%) of the first $50 million of average daily net assets, two-fifths of one percent (0.40%) of that portion of average daily net assets over $50 million but not over $100 million, and three-tenths of one percent (0.30%) of that portion of average daily net assets in excess of $100 million. Whether the change in the performance fee benchmark index to the Proposed Index will result in an increase or decrease in the performance fee component of the advisory fee that otherwise would have been paid by the Bond Fund depends on whether the Bond Fund's future performance compares more or less favorably with the Proposed Index or the Current Index. As discussed in the Proxy Statement, based on a pro forma analysis of the Bond Fund's past performance over comparable periods under identical assumptions, AMCO would have been paid more if the performance fee component was calculated using the Proposed Index. It is not possible to predict the effect of the performance adjustment on future overall compensation paid by the Bond Fund to AMCO since any adjustment will depend on the cumulative performance of the Bond Fund relative to the applicable performance fee benchmark index, as well as future changes to the size of the Bond Fund over the specified period of time.

Question : What will happen if shareholders of the Bond Fund do not approve the Proposed Index?

Answer : AMCO would be required to continue to pay Lipper to calculate and provide the custom Current Index, which would remain the Bond Fund's benchmark index for purposes of calculating the Bond Fund's performance adjustment to the advisory fee paid to AMCO by the Bond Fund.

Question : How does the Board recommend that I vote on Proposal 1?

Answer : After careful consideration, the Board unanimously recommends that shareholders of the Bond Fund vote "FOR" the change in the Bond Fund's performance fee benchmark index from the Current Index to the Proposed Index.

Question : What is being proposed in Proposal 2?

Answer : AMCO and the Board are proposing to eliminate the performance-based component of the advisory fee structure and to concurrently reduce the base fee for the Moderate Fund. The Moderate Fund's current advisory fee is comprised of a base fee and a performance adjustment. The performance-based component of the fee adjusts the base fee upward or downward depending on the Moderate Fund's performance relative to its performance benchmark index, the Lipper Balanced Funds Index. AMCO and the Board no longer believe that the Lipper Balanced Funds Index is an appropriate benchmark for measuring performance of the Moderate Fund. The funds represented in the Moderate Fund's current Lipper peer group category, the Lipper Mixed-Asset Target Allocation Moderate Funds, are different from the funds represented in the Lipper Balanced Funds Index. Moreover, the funds represented in the Lipper Mixed-Asset Target Allocation Moderate Funds peer group, the Moderate Fund's current Lipper peer group, pursue a wide range of strategies and investments, such that a comparison against the peer group does not present a meaningful comparison and is not appropriate to evaluate the performance of the Moderate Fund. If Proposal 2 is approved, the performance-based component of the advisory fee structure will be eliminated, and the base fee will be reduced by 0.06% (6 basis points) from 0.65% to 0.59%.

Question : Will the elimination of the performance-based component of the advisory fee result in a change to the investment objective or strategy of the Moderate Fund?

Answer : Neither AMCO nor the Board is recommending a change to the Moderate Fund's investment objective, which is to seek high total return. As further described in the Moderate Fund's prospectus, the Moderate Fund invests in equity securities, bonds, money market instruments, and other instruments including derivatives. The Moderate Fund has a target asset class allocation of approximately 50% equity securities and 50% fixed-income securities. The actual asset class allocation can deviate from time to time from these targets as market conditions warrant. The implementation of the asset allocation may involve the extensive use of equity and fixed-income exchange-traded funds ("ETFs"). The Moderate Fund may invest in securities issued by domestic or foreign companies. The Moderate Fund also may invest in investment-grade and below-investment-grade ("junk" or high- yield) fixed-income securities. The Moderate Fund's investments also include real estate investment trusts ("REITs"), investments that provide exposure to commodities (such as ETFs or national resources companies), and derivatives, including futures and options. Derivatives may be utilized by the Fund to reduce its volatility over time, to enhance returns, or to provide diversification. The Moderate Fund will continue to observe these investment policies.

Question : What effect will the elimination of the performance-based component of the advisory fee and the reduction of the base fee have upon the investment advisory fee rate the Moderate Fund pays to AMCO?

Answer : As discussed in the Proxy Statement, based on a pro forma analysis of the two advisory fee structures under comparable periods and identical assumptions, AMCO would have been paid less if the base fee only structure (with the proposed fee reduction) had been in place the past fiscal year. The elimination of the performance adjustment and reduction of the base fee will ordinarily result in a lower advisory fee than what would have been charged under the performance fee adjustment. Under limited circumstances, it is possible that the base fee only structure, even with a reduction to 0.59%, could result in an advisory fee that is greater than would have been charged under the performance fee adjustment. For example, if the Moderate Fund's assets substantially decreased simultaneously with poor performance, the dollar amount of the fee paid to AMCO under the base fee only arrangement could be greater than that charged under the performance fee adjustment.

Question : What will happen if shareholders of the Moderate Fund do not approve Proposal 2?

Answer : The advisory fee paid by the Moderate Fund to AMCO would be calculated using the current base fee of 0.65% with a performance adjustment based on the Moderate Fund's performance compared to the Lipper Balanced Funds Index.

Question : How does the Board recommend that I vote on Proposal 2?

Answer : After careful consideration, the Board unanimously recommends that shareholders of the Moderate Fund vote "FOR" the elimination of the performance-based component of the Moderate Fund's advisory fee and concurrent reduction of the Moderate Fund's base fee.

Question : What is being proposed in Proposal 3?

Answer : AMCO and the Board are proposing to eliminate the performance-based component of the advisory fee structure and to concurrently reduce the base fee for the Moderately Aggressive Fund. The Moderately Aggressive Fund's current advisory fee is comprised of a base fee and a performance adjustment. The performance-based component of the fee adjusts the base fee upward or downward depending on the Moderately Aggressive Fund's performance relative to its performance fee benchmark index, the Lipper Index. The Lipper Index tracks the performance of the 30 largest funds within a category consisting of funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return, and which have at least 25% of their portfolio invested in securities traded outside of the United States. The Lipper Index is a customized index calculated by Lipper in exchange for a monthly fee. AMCO contracted with Lipper to create the Lipper Index in 2014 at such time that Lipper discontinued the Lipper Global Flexible Funds Index, which was previously approved by shareholders of the Moderately Aggressive Fund. The Lipper Index is calculated using the same parameters as the Lipper Global Flexible Funds Index.

AMCO and the Board no longer believe that the Lipper Index is an appropriate benchmark for measuring performance of the Moderately Aggressive Fund. The funds represented in the Moderately Aggressive Fund's current Lipper peer group category, the Lipper Mixed-Asset Target Allocation Moderate Funds, are different from the funds represented in the Lipper Index. Moreover, the funds represented in the Lipper Mixed-Asset Target Allocation Moderate Funds peer group, the Moderately Aggressive Fund's current Lipper peer group, pursue a wide range of strategies and investments, such that a comparison against the peer group does not present a meaningful comparison and is not appropriate to evaluate the performance of the Moderately Aggressive Fund. If Proposal 3 is approved, the performance-based component of the advisory fee structure will be eliminated, and the base advisory fee will be reduced 0.06% (6 basis points) from 0.65% to 0.59%.

Question : Will the elimination of the performance-based component of the advisory fee result in a change to the investment objective or strategy of the Moderately Aggressive Fund?

Answer : Neither AMCO nor the Board is recommending a change to the Moderately Aggressive Fund's investment objective, which is to seek capital appreciation with a secondary focus on current income. As further described in the Moderately Aggressive Fund's prospectus, the Moderately Aggressive Fund invests in equity securities, bonds, money market instruments, and other instruments including derivatives. The Moderately Aggressive Fund has a target asset class allocation of approximately 60% equity securities and 40% fixed-income securities. The actual asset class allocation can deviate from time to time from these targets as market conditions warrant. The implementation of the asset allocation may involve the extensive use of equity and fixed-income ETFs. The Moderately Aggressive Fund may invest in securities issued by domestic or foreign companies. The Moderately Aggressive Fund also may invest in investment-grade and below-investment-grade ("junk" or high-yield) fixed- income securities. The Moderately Aggressive Fund's investments also include REITs, investments that provide exposure to commodities (such as ETFs or national resources companies), and derivatives, including futures and options. Derivatives may be utilized by the Moderately Aggressive Fund to reduce its volatility over time, to enhance returns, or to provide diversification. The Moderately Aggressive Fund will continue to observe these investment policies.

Question : What effect will the elimination of the performance-based component of the advisory fee and the reduction of the base fee have upon the investment advisory fee rate the Moderately Aggressive Fund pays to AMCO?

Answer : As discussed in the Proxy Statement, based on a pro forma analysis of the two advisory fee structures under comparable periods and identical assumptions, AMCO would have been paid less if the base fee only structure (with the proposed fee reduction) had been in place the past fiscal year. The elimination of the performance adjustment and reduction of the base fee will ordinarily result in a lower advisory fee than what would have been charged under the performance fee adjustment. Under limited circumstances, it is possible that the base fee only structure, even with a reduction to 0.59%, could result in an advisory fee that is greater than would have been charged under the performance fee adjustment. For example, if the Moderately Aggressive Fund's assets substantially decreased simultaneously with poor performance, the dollar amount of the fee paid to AMCO under the base fee only arrangement could be greater than that charged under the performance fee adjustment.

Question : What will happen if shareholders of the Moderately Aggressive Fund do not approve Proposal 3?

Answer : The advisory fee paid by the Moderately Aggressive Fund to AMCO would be calculated using the current base fee of 0.65% with a performance adjustment based on the Moderately Aggressive Fund's performance compared to the Lipper Index.

Question : How does the Board recommend that I vote on Proposal 3?

Answer : After careful consideration, the Board unanimously recommends that shareholders of the Moderately Aggressive Fund vote "FOR" the elimination of the performance-based component of the Moderately Aggressive Fund's advisory fee and concurrent reduction of the Moderately Aggressive Fund's base fee.

Question : Why do I need to vote?

Answer : Your vote is needed to ensure that a quorum is present at the Meeting so that your Fund's respective proposal can be acted upon. Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a shareholder vote, which would result in additional expenses. Your vote is very important to us regardless of the amount of shares you own.

Question : How do I cast my vote?

Answer : To make voting faster and more convenient for you, we are offering a variety of ways to vote your proxy. You may vote by using the Internet or by telephone instead of completing and mailing the enclosed proxy card. The Internet and telephone generally are available 24 hours a day and your vote will be confirmed and posted immediately. The choice is yours. Use whichever method works best for you! If you choose to vote via the

Internet or by telephone, do not mail your proxy card.

To vote on the Internet:

1. Go to www.proxyvote.com.*

2. Enter the control number on your proxy card.

3. Follow the instructions on the site.

To vote by telephone:

1. Call the toll-free number listed on your proxy card.*

2. Enter the control number on your proxy card.

3. Follow the recorded instructions.

To vote by mail:

1. Complete and sign the enclosed proxy card for each Fund you own.

2. Return the completed and executed proxy card to us using the enclosed postage-paid envelope for your convenience.

Note: Each proxy card you receive has a unique control number. Please be sure to vote all your proxy cards.

* If you vote by telephone or access the Internet voting site, your vote must be received no later than 11:59 p.m., Eastern Time, on March 21, 2017.

You also may vote in person by attending the shareholder meeting. We encourage you to vote by Internet or telephone to minimize the costs of solicitation.

Question : Who is eligible to vote?

Answer : Shareholders of record of each Fund as of the close of business on January 12, 2017, are entitled to vote at the shareholder meeting or any adjournment or postponement thereof.

Question : Who do I call if I have questions?

Answer : We will be happy to answer your questions about the proxy solicitation. Please call shareholder services toll free at (800) 531-USAA (8722) Monday through Friday from 7 a.m. to 10 p.m., Central time, and on Saturday from 8:30 a.m. to 5 p.m., Central time.

YOUR VOTE IS VERY IMPORTANT!

PLEASE VOTE TODAY.

98626-0217

"Preliminary Copy"

USAA MUTUAL FUNDS TRUST

9800 Fredericksburg Road

San Antonio, Texas 78288-0227

PROXY INFORMATION

The enclosed joint proxy statement provides details on important issues relating to your USAA mutual fund. The Board of Trustees of your fund recommends that you vote "FOR" the proposal relating to your fund.

To make voting faster and more convenient for you, we are offering a variety of ways to vote your proxy. You may vote by using the Internet or by telephone instead of completing and mailing the enclosed proxy card. The Internet and telephone generally are available 24 hours a day and your vote will be confirmed and posted immediately. The choice is yours. Use whichever method works best for you! If you choose to vote via the Internet or by telephone, do not mail your proxy card.

To vote on the Internet:

1. Go to www.proxyvote .. com.*

2. Enter the control number on your proxy card.

3. Follow the instructions on the site.

To vote by telephone:

1. Call the toll-free number listed on your proxy card.*

2. Enter the control number on your proxy card.

3. Follow the recorded instructions.

To vote by mail:

1. Complete and sign the enclosed proxy card for each Fund you own.

2. Return the completed and executed proxy card to us using the enclosed postage-paid envelope for your convenience.

Note: Each proxy card you receive has a unique control number. Please be sure to vote all your proxy cards.

* If you vote by telephone or access the Internet voting site, your vote must be received no later than 11:59 p.m., Eastern Time, on March 21, 2017.

You also may vote in person by attending the shareholder meeting. We encourage you to vote by Internet or telephone to minimize the costs of solicitation.

YOUR VOTE IS VERY IMPORTANT!

PLEASE VOTE TODAY.

We urge you to spend some time reviewing the proxy statement and the brief summary of the proposals contained in this package. Should you have any questions, we invite you to call toll free at (800) 531-USAA (8722) Monday through Friday from 7 a.m. to 10 p.m., Central time, and on Saturday from 8:30 a.m. to 5 p.m., Central time. We have retained Broadridge Financial Solutions Inc. ("Broadridge") to assist shareholders in the voting process. If we have not received your proxy card as the date of the joint shareholder meeting approaches, representatives from USAA may call you to remind you to exercise your right to vote.

USAA MUTUAL FUNDS TRUST

9800 Fredericksburg Road

San Antonio, TX 78288-0227

________________________

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 22, 2017

________________________

A special joint meeting of the shareholders (the "Meeting") of the USAA Intermediate-Term Bond Fund (the "Bond Fund"), USAA Cornerstone Moderate Fund (the "Moderate Fund"), and USAA Cornerstone Moderately Aggressive Fund (the "Moderately Aggressive Fund"; collectively with the Bond Fund and Moderate Fund, the "Funds"), each a series of USAA Mutual Funds Trust (the "Trust") will be held on March 22, 2017, at 2:30 p.m., Central time, at the Joe Robles Auditorium in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288, for the following purposes:

1. Shareholders of the Bond Fund are asked to approve an amendment to the Investment Advisory Agreement between USAA Asset Management Company and the Trust (the "Advisory Agreement") with respect to the Bond Fund to change the Fund's benchmark index for purposes of calculating the performance-based component of the advisory fee;

2. Shareholders of the Moderate Fund are asked to approve an amendment to the Advisory Agreement with respect to the Moderate Fund to eliminate the performance-based component of the advisory fee structure and to concurrently reduce the base advisory fee; and

3. Shareholders of the Moderately Aggressive Fund are asked to approve an amendment to the Advisory Agreement with respect to the Moderately Aggressive Fund to eliminate the performance-based component of the advisory fee structure and to concurrently reduce the base advisory fee.

Only shareholders of record of each of the Funds at the close of business on January 12, 2017, the record date for the Meeting, will be entitled to notice of, and to vote at, the Meeting or any postponements or adjournments thereof.

By Order of the Board of Trustees,

James G. Whetzel

Secretary

San Antonio, Texas

January 27, 2017

USAA MUTUAL FUNDS TRUST

9800 Fredericksburg Road

San Antonio, Texas 78288-0227

________________________

JOINT PROXY STATEMENT

________________________

This Joint Proxy Statement (the "Proxy Statement") is furnished to you in connection with the solicitation of proxies by the Board of Trustees (the "Board") of the USAA Intermediate-Term Bond Fund (the "Bond Fund"), USAA Cornerstone Moderate Fund (the "Moderate Fund"), and USAA Cornerstone Moderately Aggressive Fund (the "Moderately Aggressive Fund"; collectively with the Bond Fund and Moderate Fund, the "Funds"), each a series of USAA Mutual Funds Trust (the "Trust") for use at a joint special meeting of shareholders of the Funds, or any adjournments or postponements thereof (the "Meeting") to be held at the Joe Robles Auditorium in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288 on March 22, 2017, at 2:30 p.m., Central time, to consider the following proposals:

SHAREHOLDERS ENTITLED TO
SUMMARY OF THE PROPOSALS	VOTE ON THE PROPOSALS

1. To approve an amendment to the Investment Advisory Agreement between USAA Asset Management Company ("AMCO") and the Trust (the "Advisory Agreement") with respect to the Bond Fund to change the Fund's benchmark index for purposes of calculating the performance- based component of the advisory fee ("Proposal 1");

2. To approve an amendment to the Advisory Agreement with respect to the Moderate Fund to eliminate the performance-based component of the advisory fee structure and to concurrently reduce the base advisory fee ("Proposal 2"); and

3. To approve an amendment to the Advisory Agreement with respect to the Moderately Aggressive Fund to eliminate the performance-based component of the advisory fee structure and to concurrently reduce the base advisory fee ("Proposal 3"; together with Proposal 1 and Proposal 2, the "Proposals").

Shareholders of the Bond Fund will vote separately on this proposal.

Shareholders of the Moderate Fund will vote separately on this proposal.

Shareholders of the Moderately Aggressive Fund will vote separately on this proposal.

Important Notice Regarding the Availability of Proxy Materials for the Joint Shareholder Meeting

to be Held on March 22, 2017

This Proxy Statement and one or more proxy cards are being sent to shareholders of record of each Fund as of the close of business on January 12, 2017 (the "Record Date"). This Proxy Statement sets forth the basic information you should know before voting on the Proposals relating to your Fund. You should read it and keep it for future reference. Each Fund has previously sent its most recent annual report and semiannual report to shareholders. A copy of each Fund's most recent annual report and semiannual report may be obtained without charge by writing to the applicable Fund at 9800 Fredericksburg Road, San Antonio, TX 78288-0227 or by calling (800) 531-USAA (8722).

The Trust expects that this Proxy Statement will be first made available to the shareholders of the Funds on or about January 27, 2017. Please note that to vote via the Internet or by telephone, you will need the "control number" that is printed on the proxy card. Much of the information in this Proxy Statement is required under the rules and regulations of the Securities and Exchange Commission (the "SEC") and is, therefore, quite detailed. If there is anything you don't understand, please contact us at (800) 531-USAA (8722). Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Meeting, by voting the proxy at a later date through the toll-free number, through the Internet address listed in the enclosed voting instructions, or by submitting a later dated proxy card.

The Trust is organized as a Delaware statutory trust and consists of 54 funds. This Proxy Statement is being provided to shareholders of the Funds. In addition, a separate proxy statement is being provided to the shareholders of the Funds and all other series of the Trust in connection with the solicitation of proxies by the Board for shareholder vote on the election of Trustees at a separate special meeting of shareholders of the Trust.

	TABLE OF CONTENTS
INFORMATION APPLICABLE TO ALL PROPOSALS ......................................................................................		1
I NFORMATION C ONCERNING T HE A DVISER , D ISTRIBUTOR , A DMINISTRATOR , AND T RANSFER A GENT ......................		1
D ESCRIPTION OF THE I NVESTMENT A DVISORY A GREEMENT .......................................................................................		1
O FFICERS OF AMCO AND THE F UNDS .........................................................................................................................		2
PROPOSAL 1:	APPROVAL OF AN AMENDMENT TO THE ADVISORY AGREEMENT WITH
RESPECT TO THE BOND FUND TO CHANGE THE BOND FUND'S BENCHMARK INDEX FOR
PURPOSES OF CALCULATING THE PERFORMANCE-BASED ADVISORY FEE......................................		2
INTRODUCTION...........................................................................................................................................................		2
M ANAGEMENT F EES ....................................................................................................................................................		3
A DDITIONAL S ERVICES ...............................................................................................................................................		3
L INE OF C REDIT WITH CAPCO...................................................................................................................................		5
H OW WILL THE A DVISORY A GREEMENT R EMAIN THE S AME ?....................................................................................		5
W HAT ARE THE SIGNIFICANT C HANGES P ROPOSED TO THE A DVISORY A GREEMENT ?................................................		5
I MPACT OF THE P ROPOSED C HANGE TO THE B ENCHMARK I NDEX ON THE A DVISORY F EE R ATE .................................		6
C OMPARISON OF P ROPOSED AND C URRENT I NDICES ...................................................................................................		6
I MPLEMENTATION OF THE C HANGE IN THE P ERFORMANCE F EE B ENCHMARK I NDEX ..................................................		7
H OW THE A DJUSTMENT W ORKS ..................................................................................................................................		8
C OMPARISON OF THE C URRENT AND P RO F ORMA E XPENSES .......................................................................................		9
S HAREHOLDER F EES (P AID D IRECTLY FROM I NVESTMENT ) .......................................................................................		9
A NNUAL FUND OPERATING EXPENSES (D EDUCTED F ROM F UND A SSETS ) ..................................................................		9
E XPENSE E XAMPLE ...................................................................................................................................................		10
B OARD A PPROVAL AND R ECOMMENDATION .............................................................................................................		11
PROPOSAL 2:	APPROVAL OF AN AMENDMENT TO THE ADVISORY AGREEMENT WITH
RESPECT TO THE MODERATE FUND TO ELIMINATE THE PERFORMANCE-BASED
COMPONENT OF THE ADVISORY FEE STRUCTURE AND REDUCE THE BASE ADVISORY FEE....		13
INTRODUCTION.........................................................................................................................................................		13
M ANAGEMENT F EES ..................................................................................................................................................		13
A DDITIONAL S ERVICES .............................................................................................................................................		14
L INE OF C REDIT WITH CAPCO.................................................................................................................................		15
T HE A DVISORY A GREEMENT .....................................................................................................................................		15
H OW WILL THE A DVISORY A GREEMENT REMAIN THE SAME ?.............................	E RROR ! B OOKMARK NOT DEFINED ..
W HAT ARE THE SIGNIFICANT C HANGES P ROPOSED TO THE A DVISORY A GREEMENT ?........ E RROR ! B OOKMARK NOT
DEFINED ..
I MPACT OF THE E LIMINATION OF P ERFORMANCE A DJUSTMENT AND R EDUCTION IN B ASE F EE ON A DVISORY F EE
RATE ........................................................................................................................................................................		16
I MPLEMENTATION OF THE E LIMINATION OF THE P ERFORMANCE A DJUSTMENT AND R EDUCTION OF B ASE F EE ........		17
H OW THE A DJUSTMENT W ORKS ................................................................................................................................		17
C OMPARISON OF THE C URRENT AND P RO F ORMA E XPENSES .....................................................................................		18
S HAREHOLDER FEES (P AID D IRECTLY FROM I NVESTMENT )......................................................................................		18
A NNUAL F UND O PERATING E XPENSES (D EDUCTED F ROM F UND A SSETS )...............................................................		19
E XPENSE EXAMPLE ....................................................................................................................................................		19
B OARD A PPROVAL AND R ECOMMENDATION .............................................................................................................		19
PROPOSAL 3:	APPROVAL OF AN AMENDMENT TO THE ADVISORY AGREEMENT WITH
RESPECT TO THE MODERATELY AGGRESSIVE FUND TO ELIMINATE THE PERFORMANCE-
BASED COMPONENT OF THE ADVISORY FEE STRUCTURE AND REDUCE THE BASE
ADVISORY FEE.	....................................................................................................................................................21
INTRODUCTION.........................................................................................................................................................		21
M ANAGEMENT F EES ..................................................................................................................................................		22
A DDITIONAL S ERVICES .............................................................................................................................................		23
L INE OF C REDIT WITH CAPCO.................................................................................................................................		23
T HE A DVISORY A GREEMENT .....................................................................................................................................		24
H OW WILL THE A DVISORY A GREEMENT REMAIN THE SAME ?.............................	E RROR ! B OOKMARK NOT DEFINED ..
W HAT ARE THE SIGNIFICANT C HANGES P ROPOSED TO THE A DVISORY A GREEMENT ?........ E RROR ! B OOKMARK NOT
DEFINED ..
I MPACT OF THE E LIMINATION OF P ERFORMANCE A DJUSTMENT AND R EDUCTION IN B ASE F EE ON A DVISORY F EE
R ATE .........................................................................................................................................................................	24
I MPLEMENTATION OF THE E LIMINATION OF THE P ERFORMANCE A DJUSTMENT AND R EDUCTION OF B ASE F EE ........	25
H OW THE A DJUSTMENT W ORKS ................................................................................................................................	25
C OMPARISON OF THE C URRENT AND P RO F ORMA E XPENSES .....................................................................................	26
S HAREHOLDER F EES (P AID D IRECTLY FROM I NVESTMENT ) .....................................................................................	27
A NNUAL FUND OPERATING EXPENSES (D EDUCTED F ROM F UND A SSETS ) ................................................................	27
E XPENSE E XAMPLE ...................................................................................................................................................	27
B OARD A PPROVAL AND R ECOMMENDATION .............................................................................................................	27
MORE INFORMATION ABOUT VOTING AND THE MEETING...................................................................	28
T HE M EETING ............................................................................................................................................................	29
W AYS TO V OTE .........................................................................................................................................................	29
P ROXY V OTING .........................................................................................................................................................	29
R EVOCABILITY OF P ROXY .........................................................................................................................................	30
R EQUIRED S HAREHOLDER V OTE ...............................................................................................................................	30
M ETHOD AND C OST OF S OLICITATION ......................................................................................................................	30
V OTING S ECURITIES AND P RINCIPAL H OLDERS .........................................................................................................	31
D ATE FOR R ECEIPT OF S HAREHOLDERS ' P ROPOSALS FOR S UBSEQUENT S HAREHOLDER M EETINGS .........................	32
H OW CAN SHAREHOLDERS COMMUNICATE WITH THE B OARD ? ................................................................................	32
O THER B USINESS AND P ROPOSALS TO A DJOURN THE M EETING ................................................................................	32
APPENDIX A: PROPOSED INVESTMENT ADVISORY AGREEMENT AMENDMENT.........................	A-1
APPENDIX B: DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER OF AMCO AND THEIR
ADDRESS AND OCCUPATIONS.........................................................................................................................	B-1
APPENDIX C: MANAGEMENT OF THE FUND .............................................................................................	C-1
APPENDIX D: ANNUAL BOARD CONSIDERATION OF THE BOND FUND'S INVESTMENT
ADVISORY AGREEMENT..................................................................................................................................	D-1
APPENDIX E: ANNUAL BOARD CONSIDERATION OF THE MODERATE FUND'S INVESTMENT
ADVISORY AGREEMENT...................................................................................................................................	E-1
APPENDIX F: ANNUAL BOARD CONSIDERATION OF THE MODERATELY AGGRESSIVE FUND'S
INVESTMENT ADVISORY AGREEMENT .......................................................................................................	F-1

INFORMATION APPLICABLE TO ALL PROPOSALS

Information Concerning the Adviser, Distributor, Administrator, and Transfer Agent

AMCO, a Delaware corporation, is a registered investment adviser. AMCO is the adviser for the USAA family of no-load mutual funds, including the Funds, and the administrator and shareholder servicing agent of the Funds. AMCO's principal operations are in the asset management business with approximately $[ ] billion in assets under management ($[ ] billion in mutual fund assets under management) as of December 31, 2016. Certain employees of AMCO and/or its affiliates serve as officers of the Trust. AMCO has served as the investment adviser to (i) the Bond Fund since December 2011, (ii) the Moderate Fund since June 2012, and (iii) the Moderately Aggressive Fund since June 2012. As of December 31, 2016, AMCO advised 54 separate series of the Trust, offering a broad range of investment objectives. AMCO is a wholly owned subsidiary of USAA Investment Corporation ("ICORP"), which is a wholly owned subsidiary of USAA Capital Corporation ("CAPCO"). CAPCO is a wholly owned subsidiary of United Services Automobile Association ("USAA"), which is a large, diversified financial services institution.

USAA Investment Management Company ("IMCO"), an affiliate of AMCO, is a registered investment adviser and a registered broker-dealer. IMCO serves as the Funds' principal underwriter and distributor.

USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services ("SAS"), an affiliate of AMCO, provides transfer agency services to the Funds.

Each of AMCO, IMCO, and SAS are wholly owned indirect subsidiaries of USAA, whose address, along with its affiliates (including ICORP and CAPCO) is 9800 Fredericksburg Road, San Antonio, Texas 78288.

Description of the Investment Advisory Agreement

AMCO provides investment management services to the Funds pursuant to an Investment Advisory Agreement between the Trust, on behalf of the Funds, and AMCO, dated August 1, 2006 (the "Advisory Agreement"). The Advisory Agreement was last submitted to shareholders for approval on July 19, 2006. At an in-person meeting held on April 22, 2016, the Board, including the Trustees who are not "interested persons" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust ("Independent Trustees"), approved the renewal of the Advisory Agreement. Under the Advisory Agreement, AMCO is responsible for managing each Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Board. A discussion regarding the basis of the Board's approval of the Funds' Advisory Agreement is available in: (1) the Bond Fund's annual report to shareholders for the fiscal year ended July 31, 2016, which discussion is attached as Appendix D hereto; (2) the Moderate Fund's annual report to shareholders for the fiscal year ended May 31, 2016, which discussion is attached as Appendix E hereto; and (3) the Moderately Aggressive Fund's annual report to shareholders for the fiscal year ended May 31, 2016, which discussion is attached as Appendix F hereto.

On December 1, 2016, the Board approved the proposed amendment to the Advisory Agreement (the "Proposed Amendment") to: (1) change the Bond Fund's performance fee benchmark index, (2) eliminate the performance-fee component of the Moderate Fund's advisory fee structure and to concurrently reduce the annual base advisory fee, and (3) eliminate the performance-fee component of the Moderately Aggressive Fund's advisory fee structure and to concurrently reduce the annual base advisory fee. Subject to shareholder approval, the Proposed Amendment would be effective April 1, 2017. A copy of the Proposed Amendment is attached as Appendix A. If any of Proposal 1, Proposal 2, or Proposal 3 is not approved by the shareholders of the applicable Fund, the Proposed Amendment would include only those Proposals that are approved by shareholders.

The Funds are authorized, although AMCO has no present intention of utilizing such authority, to use a "manager- of-managers" structure. AMCO could select (with the approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a Fund's assets. AMCO would monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. AMCO also would be responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of a Fund's assets, and AMCO could change subadvisers or the allocations to subadvisers without shareholder approval.

The Advisory Agreement may be terminated at any time without penalty by vote of the Board or by vote of the majority of the outstanding shares (as defined in the 1940 Act) of a Fund with respect to that Fund, or by AMCO on sixty (60) days' written notice to the other party.

Officers of AMCO and the Funds

The directors and principal executive officers of AMCO and their address and principal occupations are listed in Appendix B. The Funds' officers and their principal occupations are set forth in Appendix C.

PROPOSAL 1: APPROVAL OF AN AMENDMENT TO THE ADVISORY AGREEMENT WITH RESPECT TO THE BOND FUND TO CHANGE THE BOND FUND'S BENCHMARK INDEX FOR PURPOSES OF CALCULATING THE PERFORMANCE-BASED ADVISORY FEE.

Introduction

At an in-person meeting on December 1, 2016, the Board, including the Independent Trustees, approved the Proposed Investment Advisory Agreement amendment and authorized the submission of the Proposed Amendment to the Bond Fund's shareholders for approval. The Proposed Amendment changes the performance fee benchmark index used to calculate the performance fee adjustment, which is one component of the advisory fee paid by the Bond Fund to AMCO pursuant to the Advisory Agreement. The advisory fee paid by the Bond Fund is adjusted downward or upward based upon the Bond Fund's performance relative to the Lipper Index (the "Current Index"). The Current Index tracks the total return performance of the 30 largest funds within a category consisting of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. The Current Index is a custom index calculated by Lipper, Inc., a Thomson Reuters Company ("Lipper") using the same parameters as the Lipper Intermediate Investment Grade Debt Funds Index, which was previously approved by shareholders. The Lipper Intermediate Investment Grade Debt Funds Index was discontinued in the fourth quarter of 2013. Upon such discontinuation, AMCO contracted with Lipper to maintain the Current Index, which is identical to the Lipper Intermediate Investment Grade Debt Funds Index.

Under Proposal 1, the Bond Fund's advisory fee instead would be adjusted based upon the Bond Fund's performance relative to the Lipper Core Plus Bond Funds Index (the "Proposed Index"). The Proposed Index is designed to be a measure of funds in its Lipper peer group that invest at least 65% of fund assets in domestic investment-grade debt issues (rated in the top four grades), with any remaining investment in non-benchmark sectors such as high-yield, global and emerging markets, and with dollar-weighted average maturities of five to ten years. By contrast, the Current Index is a custom index designed as a measure of the performance of funds that invest primarily in investment-grade debt issues (rated in the top four grades), with dollar-weighted average maturities of five to ten years.

AMCO currently pays a monthly fee to Lipper to calculate the custom Lipper Index. The Bond Fund is currently included in the Lipper peer group that comprises the Proposed Index. Therefore, AMCO and the Board believe that the Proposed Index is a more appropriate index to evaluate the Bond Fund's performance for purposes of calculating the performance adjustment.

Neither AMCO nor the Board is recommending a change to the Bond Fund's investment objective, which is to seek high current income without undue risk to principal. The Bond Fund's investment policies currently include a requirement to invest at least 80% of its assets in a broad range of debt securities that have a dollar-weighted average portfolio maturity between three to ten years. The Bond Fund invests primarily in investment-grade securities, but also may invest up to 10% of its net assets in below-investment-grade securities which are sometimes referred to as high-yield or "junk" bonds. The Bond Fund will continue to observe these investment policies. The Proposed Index is comprised of a group of funds that invest primarily in a similar mix of securities.

If Proposal 1 is approved by shareholders of the Bond Fund, the Proposed Amendment will take effect on April 1, 2017, or as soon as practicable. If Proposal 1 is not approved, the Current Index would remain the Bond Fund's benchmark index for purposes of calculating the Bond Fund's performance adjustment to the advisory fee.

Except for the changes described herein to reflect the proposed change to the performance benchmark index, including the calculation of the blended performance of the Current Index and the Proposed Index over certain time periods, the terms of the Advisory Agreement, as it pertains to the Bond Fund, will remain the same. A copy of the Proposed Amendment is attached to this Proxy Statement as Appendix A.

Management Fees

AMCO is the Bond Fund's investment adviser. For AMCO's services, the Fund pays AMCO an annual investment management fee, which is comprised of a base fee and a performance adjustment. The base fee, which is accrued daily and paid monthly, is computed at an annualized rate of one-half of one percent (0.50%) of the first $50 million of average daily net assets, two-fifths of one percent (0.40%) of that portion of average daily net assets over $50 million but not over $100 million, and three-tenths of one percent (0.30%) of that portion of average daily net assets in excess of $100 million of the Bond Fund's average net assets. The performance adjustment is calculated separately for each class of shares of the Bond Fund (Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares) and is added to or subtracted from the base fee depending upon the performance over the performance period of the respective share class relative to the performance fee benchmark index. If Proposal 1 is approved, the Current Index will be replaced with the Proposed Index. It is possible that the change in index used to calculate the performance adjustment could indirectly increase the performance-based portion of the advisory fee paid to AMCO if the Bond Fund's performance compares more favorably to the Proposed Index than to the Current Index.

The performance adjustment is calculated monthly for the Bond Fund by comparing the performance of the relevant share class of the Bond Fund to that of the Current Index over the performance period. The performance period for each share class of the Bond Fund consists of the current month plus the previous 35 months. The R6 shares commenced operating on December 1, 2016. For purposes of calculating the performance adjustment for R6 Shares, the performance of the R6 Shares will include the performance of the Fund Shares for periods prior to December 1,

2016. The adjustment rate is determined as referenced in the following chart:

OVER/UNDER PERFORMANCE	ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX	(IN BASIS POINTS AS A
(IN BASIS POINTS) *	PERCENTAGE OF AVERAGE
NET ASSETS) *
+/– 20 to 50	+/– 4
+/– 51 to 100	+/– 5
+/– 101 and greater	+/– 6

*Based on the difference between average annual performance of the relevant share class of the Bond Fund and its index, rounded to the nearest basis point (0.01%). Average net assets of the share class are calculated over a rolling 36-month period.

To determine the amount of the performance adjustment, the annual performance adjustment rate is multiplied by the average net assets of the relevant share class of the Bond Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, the Bond Fund will pay a positive performance fee adjustment with respect to a class for a performance period whenever that share class outperforms the Current Index over that period, even if that share class had an overall negative return during the performance period. For the most recent fiscal year ended July 31, 2016, the performance adjustments for the Fund Shares, Institutional Shares, and Adviser Shares were less than 0.01%, 0.01% and (0.01%), respectively, and the Bond Fund incurred total management fees, paid or payable to AMCO, of $10,445,150. R6 Shares commenced operations on December 1, 2016, and, therefore, did not incur any management fees during the fiscal year ended July 31, 2016.

AMCO's compensation structure for portfolio managers of the series of the Trust includes certain incentive-based compensation. Portfolio managers are eligible to receive an incentive payment based on the performance of a fund managed by the portfolio manager relative to a predetermined benchmark index over one- and three-year periods. Portfolio managers whose incentive payments are based upon comparisons to the universe of funds within a Lipper category will receive incentive payments under this plan only if the funds they manage are at or above the 55th percentile compared to their industry peers, and the incentive payment increases the higher the fund's relative ranking in its peer universe rises over a one- or up to a three-year measurement period. John C. Spear is a Vice President of the Trust and a portfolio manager of the Bond Fund. Mr. Spear is eligible to receive a performance- based bonus based on the Bond Fund's performance relative to the Proposed Index.

Additional Services

In addition to providing investment management services, AMCO and certain of its affiliates provide administration, shareholder servicing, transfer agency, and distribution services to the Bond Fund. These services would continue to be provided after the effectiveness of Proposal 1. AMCO provides certain administration and servicing functions for the Bond Fund. For such services, AMCO receives a fee accrued daily and paid monthly at an annualized rate of

(i) 0.15% of average daily net assets for each of the Fund Shares and Adviser Shares, (ii) 0.10% of average daily net assets for Institutional Shares, and (iii) 0.05% of average daily net assets for R6 Shares. AMCO pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. For the fiscal year ended July 31, 2016, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to AMCO, of $2,804,714, $1,435,890, and $148,002, respectively. R6 Shares commenced operations on December 1, 2016, and, therefore, did not incur any administration and servicing fees during the fiscal year ended July 31, 2016.

AMCO also provides certain compliance and legal services for the benefit of the Bond Fund. The Board has approved the reimbursement of a portion of these expenses incurred by AMCO. For the fiscal year ended July 31, 2016, the Bond Fund reimbursed AMCO $92,450 for these compliance and legal services.

SAS provides transfer agency services to the Bond Fund. For transfer agency services provided in respect of Fund Shares and Adviser Shares, SAS receives a fee based on an annual charge of $25.50 per shareholder account, plus out-of-pocket expenses. For transfer agency services provided in respect of Institutional Shares and R6 Shares, SAS receives a fee accrued daily and paid monthly at an annualized rate of 0.10% (Institutional Shares) or 0.01% (R6 Shares) of average net assets, plus out-of-pocket expenses. Fees paid under the transfer agency agreement are subject to change at any time. The fee paid to SAS includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. In addition, SAS pays a portion of these fees to certain intermediaries for sub-transfer agency services provided to accounts that are held with such intermediaries. For the fiscal year ended July 31, 2016, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agency fees, paid or payable to SAS, of $2,489,000, $1,436,000, and $102,000, respectively. R6 Shares commenced operations on December 1, 2016, and, therefore, did not incur any transfer agency fees during the fiscal year ended July 31, 2016.

The Bond Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to IMCO, the distributor and an affiliate of AMCO, for distribution services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the fiscal year ended July 31, 2016, the Adviser Shares incurred distribution and service (12b-1) fees of $247,000.

The Bond Fund pays all expenses incident to its organization, operations, and business not specifically assumed by AMCO, including custodian and transfer agency fees and expenses, brokerage commissions, and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, a portion of trade association or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings, reports to shareholders, fees and expenses of Independent Trustees, and other costs of complying with applicable laws regulating the sale of shares of the Bond Fund. For the fiscal year ended July 31, 2016, the Bond Fund did not pay any commissions to any affiliated broker-dealer.

Line of Credit with CAPCO

The Bond Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with CAPCO, an affiliate of AMCO. The purpose of the agreement is to assist the series of the Trust in meeting temporary or emergency cash needs, including redemption requests that might otherwise require untimely disposition of securities. Subject to availability, the Bond Fund may borrow from CAPCO an amount up to 5% of the Bond Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

Certain series of the Trust, including the Bond Fund, are party to the loan agreement with CAPCO and are assessed facility fees by CAPCO in an amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated across the series that are party to the loan agreement based on their respective average net assets for the period.

The series that are party to the loan agreement may request an optional increase of the commitment level from $500 million up to $750 million. If the series increase the commitment level, the assessed facility fee by CAPCO will be increased to 13.0 basis points.

For the year ended July 31, 2016, the Bond Fund paid CAPCO facility fees of $21,000, which represented 4.9% of the total fees paid to CAPCO by the series of the Trust that are party to the loan agreement. The Bond Fund had no borrowings under this loan agreement during the year ended July 31, 2016.

How will the Advisory Agreement remain the same?

Under the Advisory Agreement, the Bond Fund pays AMCO an annual investment management fee that consists of two components: (1) a base fee, which is accrued daily and paid monthly, computed at an annualized rate of one-half of one percent (0.50%) of the first $50 million of average daily net assets, two-fifths of one percent (0.40%) of that portion of average daily net assets over $50 million but not over $100 million, and three-tenths of one percent (0.30%) of that portion of average daily net assets in excess of $100 million of the Bond Fund's average net assets, and (2) a performance adjustment that will add to or subtract from the base fee depending upon the performance of the Bond Fund relative to the performance of the Current Index. If Proposal 1 is approved the Current Index will be replaced with the Proposed Index.

Under the Advisory Agreement, the performance adjustment may result in an increase or a decrease in the advisory fee paid by the Bond Fund, depending upon the performance of the Bond Fund relative to the performance of its performance fee benchmark index over the performance measurement period. In addition, the Bond Fund will continue to pay a positive performance fee adjustment for a performance period whenever the Bond Fund outperforms the applicable benchmark index, currently the Current Index, and if Proposal 1 is approved, the Proposed Index, over the performance period.

What are the significant changes proposed to the Advisory Agreement?

The only significant change proposed to the Advisory Agreement as it pertains to the Bond Fund, is the change to the benchmark index used for purposes of measuring the Bond Fund's performance in order to calculate the performance adjustment to the advisory fee the Bond Fund pays to AMCO. The Bond Fund's current advisory fee is linked to the Bond Fund's performance relative to the Current Index. Under the Proposed Amendment, the advisory fee would be linked to the Bond Fund's performance relative to Proposed Index.

The Trustees of the Bond Fund previously approved the Current Index as the Bond Fund's benchmark index for purposes of evaluating the Bond Fund's performance and calculating the performance adjustment. Shareholders are now being asked to approve a change in the benchmark index to the Proposed Index. If approved, Proposal 1 will become effective on or about April 1, 2017, or as soon as practicable thereafter. For performance measurement periods after that date, the Proposed Index will be used for that purpose, and will be implemented on a transitional basis described under " Implementation of the Change in the Benchmark Index " below. If shareholders do not approve Proposal 1, the performance adjustment will be implemented in the same manner as currently provided under the Advisory Agreement.

Impact of the Proposed Change to the Benchmark Index on the Advisory Fee Rate

Subject to shareholder approval, the change to the Bond Fund's performance fee benchmark index will be implemented on a going forward basis, and the future impact on the advisory fee rate paid by the Bond Fund to AMCO will depend on the Bond Fund's future performance relative to the Proposed Index.

The following table depicts (i) the advisory fee paid by the Bond Fund, before and after the applicable performance fee, for the Bond Fund's most recent fiscal year ended July 31, 2016, using the Current Index as a benchmark, (ii) the dollar amount of the pro forma advisory fee that would have been paid by the Bond Fund, before and after application of the performance fee, using the Proposed Index as the performance benchmark, and (iii) the difference between the actual and pro forma fees charged. Such difference is positive when the amount of the pro forma Proposed Index advisory fees would have been larger than the amount of the Current Index advisory fees and negative when the amount of the pro forma Proposed Index advisory fees would have been smaller than the amount of the Current Index advisory fees.

							Difference
							between
							Current and
							Proposed
							Index
	Advisory Fee Based			Pro Forma Advisory Fee Based			Advisory
	Upon Current Index ($)			Upon Proposed Index ($)			Fees ($ - %)
	Advisory		Advisory	Advisory		Advisory
	Fee Before		Fee After	Fee Before		Fee After
	Performance	Performance	Performance	Performance	Performance	Performance
Share Class	Fee	Fee	Fee	Fee	Fee	Fee
Fund Shares	$5,688,360	$1,082	$5,689,442	$5,688,360	$161,213	$5,849,573	$160,131 –
							2.81%
Institutional	$4,374,402	$90,404	$4,464,806	$4,374,402	$225,921	$4,600,323	$135,517 –
Shares							3.04%
Adviser	$300,338	($9,436)	$290,902	$300,338	($11,605)	$288,733	($2,169) –
Shares							(0.75%)
R6 Shares*	$45,000	-	$45,000	$45,000	-	$45,000	-

*R6 Shares commenced operations on December 1, 2016. Advisory fee figures calculated using the Current Index are pro forma based on estimates for the current fiscal year.

As reflected in the above table, the Bond Fund would have paid more to AMCO had the Proposed Index been in place during the past fiscal year, as compared to the Current Index during the same period. However, the Bond Fund is currently included in the Lipper Core Plus Bond Funds peer group; and as such the Board and AMCO believe the Lipper Core Plus Bond Funds Index is a more appropriate index. Accordingly, the comparison in the table above may be of limited use in evaluating Proposal 1.

Please keep in mind that under the terms of the Proposed Amendment, the change in the Bond Fund's performance fee benchmark index will actually occur on a gradual basis over the 36-month period following the effectiveness of the Proposed Amendment.

Comparison of Proposed and Current Indices

If Proposal 1 is approved by shareholders, the Bond Fund will change its performance fee benchmark index from the Current Index to the Proposed Index. The Proposed Index tracks the performance of the 30 largest mutual funds tracked by Lipper that invest at least 65% of fund assets in domestic investment-grade debt issues (rated in the top four grades), with any remaining investment in non-benchmark sectors such as high-yield, global and emerging markets, and with dollar-weighted average maturities of five to ten years.

The Current Index is a custom index calculated by Lipper and tracks the total return performance of the 30 largest funds within a category consisting of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. The Current Index is identical to the Lipper Intermediate Investment Grade Debt Funds Index, which was discontinued by Lipper in the fourth quarter of 2013. AMCO pays a monthly fee to Lipper for the calculation of the Current Index. AMCO believes that measuring the performance against the Bond Fund's current Lipper peer group, Lipper Core Plus Bond Funds, is appropriate for the Bond Fund and that the Proposed Index better reflects the Bond Fund's peer group. Additionally, using the Proposed Index would eliminate the need to pay Lipper to maintain the Current Index.

The following chart shows the monthly returns of the Proposed Index, the Bond Fund, and the Current Index for the fiscal year ended July 31, 2016.

Month	Proposed Index (%)*	Fund (%)	Current Index (%)*
August 2015	-0.62%	-0.89%	-0.44%
September 2015	-0.08%	0.07%	0.38%
October 2015	0.56%	0.33%	0.29%
November 2015	-0.34%	-0.51%	-0.24%
December 2015	-0.74%	-1.29%	-0.60%
January 2016	-0.70%	0.34%	1.01%
February 2016	0.21%	0.34%	0.43%
March 2016	1.63%	2.03%	1.36%
April 2016	0.89%	1.40%	0.75%
May 2016	0.10%	0.43%	-0.01%
June 2016	1.61%	1.86%	1.81%

*Source: Lipper, a Thompson Reuters Company.

The Bond Fund returns presented above include reinvestment of dividends, distributions, and capital gains, and are net of Fund expenses. The Bond Fund's portfolio may differ significantly from the securities held by the funds in the indices. The performance of each of the Current Index and the Proposed Index reflect fees and expenses associated with the management of an actual portfolio. The indices, however, are not available for direct investment. The Bond Fund's past performance does not necessarily indicate how it will perform in the future.

The following chart compares the performance of both the Current Index and the Proposed Index for the past five years ended July 31. The chart shows how the two benchmarks have performed differently at times over this period.

Year	Current Index (%)*	Proposed Index (%)%
2012	7.67%	7.47%
2013	-0.41%	0.48%
2014	4.48%	5.30%
2015	2.58%	2.13%
2016	5.81%	5.06%

*Source: Lipper, a Thompson Reuters Company.

Implementation of the Change in the Performance Fee Benchmark Index

If Proposal 1 is approved, the change in the Bond Fund's benchmark index will be implemented on a prospective basis beginning April 1, 2017, or as soon as practicable following the date of shareholder approval. However, because the performance adjustment is based upon a rolling 36-month performance measurement period, comparisons to the Proposed Index will not be fully implemented until 36 months after the effective date of the Proposed Amendment. During this transition period, the Bond Fund's returns will be compared to a blended index return that reflects the performance of the Current Index for the portion of the performance measurement period prior to adoption of the Proposed Index, and the performance of the Proposed Index for the remainder of the period. For periods following the first full 36-month performance measuring period, the performance measurement period would reflect one less month of the Current Index's performance. At the conclusion of the transition period, the performance of the Current Index would be eliminated from the performance adjustment calculation, and the calculation would include only the performance of the Proposed Index.

How the Adjustment Works

If the average daily net assets of the Bond Fund remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum performance adjustment will be equivalent to an annual rate of 0.06% of current net assets. When current net assets vary from net assets over the 36-month performance measurement period, the performance adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.06%, depending upon whether the net assets of the relevant share class of the Bond Fund had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. If the net assets for the relevant share class of the Bond Fund increase during a performance measurement period, the total positive or negative performance adjustment, measured in dollars, would be greater than if the net assets of that share class had not increased during the performance measurement period.

The following hypothetical examples illustrate the application of the performance adjustment for the Fund Shares of the Bond Fund. The examples assume that the average daily net assets of the Fund Shares of the Bond Fund remain constant during a 36-month performance measurement period. The performance adjustment is asset weighted with the average daily net assets of the Fund Shares of the Bond Fund during the performance period and would, therefore, have a smaller impact on the percentage of current assets if the net assets of the Fund Shares of the Bond Fund were increasing during the performance measurement period and a greater impact on the percentage of current assets if the net assets of the Fund Shares of the Bond Fund were decreasing during the performance measurement period.

The maximum positive or negative performance adjustment of 1/12 th of 0.06% of average net assets during the prior 36 months occurs if the Fund Shares of the Bond Fund outperform or underperform the benchmark index by 1.01% or more over the same period.

Example 1: Fund Shares Outperform the Benchmark by 1.01%

If the Fund Shares of the Bond Fund outperformed the benchmark index by 1.01% during the preceding 36 months, the Bond Fund would calculate the advisory fee as follows:

	Monthly Performance	Total Advisory Fee Rate
Monthly Base Fee Rate	Adjustment Rate	for that Month
1/12th of: 0.50% on first $50 MM	1/12 th of 0.06%	1/12 th of: 0.56% on first $50 MM
0.40% on next $50 MM		0.46% on next $50 MM
0.30% thereafter		0.36% thereafter

Example 2: Fund Shares Track the Benchmark

If the Fund Shares of the Bond Fund tracked the performance of the benchmark index during the preceding 36 months, the Bond Fund would calculate the advisory fee as follows:

	Monthly Performance	Total Advisory Fee Rate
Monthly Base Fee Rate	Adjustment Rate	for that Month
1/12 th of: 0.50% on first $50 MM	1/12 th of 0.00%	1/12 th of: 0.50% on first $50 MM
0.40% on next $50 MM		0.40% on next $50 MM
0.30% thereafter		0.30% thereafter

Example 3: Fund Shares Underperform the Benchmark by 1.01%

If the Fund Shares of the Bond Fund underperformed the benchmark index by 1.01% during the preceding 36 months, the Bond Fund would calculate the advisory fee as follows:

	Monthly Performance	Total Advisory Fee Rate
Monthly Base Fee Rate	Adjustment Rate	for that Month
1/12 th of: 0.50% on first $50 MM	1/12 th of -0.06%	1/12 th of: 0.44% on first $50 MM
0.40% on next $50 MM		0.34% on next $50 MM
0.30% thereafter		0.24% thereafter

Comparison of the Current and Pro Forma Expenses

The following tables describe the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Bond Fund under the current fee structure and the pro forma fee structure applying both the Current Index and the Proposed Index. For purposes of pro forma calculations, it is assumed that each index was in place during the Bond Fund's fiscal year ended July 31, 2016, and it is based on the previous 36-months of performance history of such index. The fees and expenses shown were determined based upon net assets as of July 31, 2016. For the fiscal year ended July 31, 2016, Fund Shares and Institutional Shares of the Bond Fund outperformed the Current Index, and Adviser Shares underperformed the Current Index, resulting in the management fee shown in the Annual Fund Operating Expenses table below for the Bond Fund. For the 12-month period ended July 31, 2016, Fund Shares and Institutional Shares of the Bond Fund outperformed the Proposed Index, and Adviser Shares underperformed the Proposed Index, resulting in the pro forma management fee shown in the Annual Fund Operating Expenses table below for the Bond Fund. R6 Shares commenced operations on December 1, 2016 and accordingly, there is no performance information for such time periods.

Shareholder fees are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Bond Fund is a no-load investment, so you generally will not pay any fees when you buy or sell shares of the Bond Fund.

Annual fund operating expenses are paid out of the Bond Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

Shareholder Fees (Paid Directly from Investment)

Current and Pro Forma Structure

Maximum Sales Charge (Load) Imposed on Purchase			None
Redemption Fee (as a % of Amount Redeemed)			None
Annual Fund Operating Expenses (Deducted From Fund Assets)
	Current and Pro Forma Structure

		Distribution and/or Service	Other	Total Annual
Fund Shares	Management Fee	(12b-1) Fees	Expenses	Operating Expenses
Fiscal Year Ended	0.30%	None	0.32%	0.62%
July 31, 2016, Based
on Current Index
Pro Forma Based	0.31%	None	0.32%	0.63%
Upon Proposed Index

		Distribution and/or Service	Other	Total Annual
Institutional Shares	Management Fee	(12b-1) Fees	Expenses	Operating Expenses
Fiscal Year Ended	0.31%	None	0.23%	0.54%
July 31, 2016, Based
on Current Index
Pro Forma Based	0.32%	None	0.23%	0.55%
Upon Proposed Index
			Distribution and/or Service		Other	Total Annual
Adviser Shares	Management Fee		(12b-1) Fees		Expenses	Operating Expenses
Fiscal Year Ended		0.29%	0.25%		0.32%	0.86%
July 31, 2016, Based
on Current Index
Pro Forma Based		0.29%	0.25%			0.86%
Upon Proposed Index					0.32%

				Total		Total Annual
		Distribution		Annual		Operating
Management		and/or Service	Other	Operating	Reimbursement	Expenses After
R6 Shares	Fee	(12b-1) Fees	Expenses	Expenses	from Adviser	Reimbursement**
Fiscal Year
Ended July 31,	0.30%	None	0.21%	0.51%	(0.12%)	0.39%
2016, Based on
Current Index
Pro Forma
Based Upon	0.30%	None	0.21%	0.51%	(0.12%)	0.39%
Proposed
Index

* R6 Shares commenced operations on December 1, 2016. Annual fund expenses in respect of the Current Index are based on estimated expenses for the current fiscal period.

**AMCO has agreed, through November 30, 2017, to make payments or waive management, administration, and other fees to limit the expenses of the R6 Shares of the Bond Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.39% of the R6 Shares' average daily net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Bond Fund's Board and may be changed or terminated by AMCO at any time after November 30, 2017.

Expense Examples

The following expense examples are based upon expenses as shown in the tables above. These examples are intended to help you compare the cost of investing in the Bond Fund under both the current fee structure and the pro forma fee structure applying both the Current Index and the Proposed Index, respectively, with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Bond Fund for the time periods indicated. The examples also assume (1) a 5% annual return, (2) the Bond Fund's operating expenses remain the same, (3) you redeem all of your shares at the end of the period shown, and (4) the expense limitation for the R6 Shares is not continued beyond one year.

Fund Shares	1 Year	3 Years	5 Years	10 Years
Fiscal Year Ended	$63	$199	$346	$774
July 31, 2016, Based
on Current Index
Pro Forma Based	$64	$202	$351	$786
Upon Proposed Index

Institutional Shares	1 Year	3 Years	5 Years	10 Years
Fiscal Year Ended	$55	$173	$302	$677
July 31, 2016, Based
on Current Index
Pro Forma Based	$56	$176	$307	$689
Upon Proposed Index

Adviser Shares	1 Year	3 Years	5 Years	10 Years
Fiscal Year Ended	$88	$274	$477	$1,061
July 31, 2016, Based
on Current Index
Pro Forma Based	$88	$274	$477	$1,061
Upon Proposed Index

R6 Shares*	1 Year	3 Years	5 Years	10 Years
Fiscal Year Ended	$40	$151	$273	$629
July 31, 2016, Based
on Current Index
Pro Forma Based	$40	$151	$273	$629
Upon Proposed Index

*R6 Shares commenced operations on December 1, 2016. Annual fund expenses in respect of the Current Index are based on estimated expenses for the current fiscal period.

Board Approval and Recommendation

At an in-person meeting held on December 1, 2016, the Board, including all of the Independent Trustees, upon the recommendation of AMCO, voted unanimously to approve the Proposed Amendment to change the Bond Fund's performance benchmark to the Lipper Core Plus Bond Funds Index from the Lipper Index. The Board recommends that the shareholders of the Bond Fund approve the Proposed Amendment at the joint meeting of the shareholders to be held on March 22, 2017.

In advance of the Board meeting, the Trustees received and considered information relating to the Proposed Amendment, including, among other things: (i) information concerning the Bond Fund's advisory fee structure, including comparative data showing the dollar amount of the pro forma advisory fee that would have been paid by the Bond Fund, before and after all applicable waivers, if any; (ii) information concerning the Bond Fund's current Lipper peer group category, the Current Index, and the Proposed Index, including a comparison of the returns of the Current Index and the Proposed Index for the last five fiscal years ended July 31, 2016; (iii) the pro forma total expense ratio of the Bond Fund for the fiscal year ended July 31, 2016, using both the Current Index and the Proposed Index; (iv) a draft of this Proxy Statement describing, among other information, the rationale for the Proposed Amendment; and (v) a copy of the Proposed Amendment.

At the Board meeting the Trustees considered that the Current Index is a custom index calculated by Lipper in exchange for a monthly fee, that the Bond Fund's initial index had been the Lipper Intermediate Investment Grade Debt Funds Index, which was discontinued by Lipper in 2013, and that AMCO had then contracted with Lipper to create the Current Index, which is identical in its construction to the Lipper Intermediate Investment Grade Debt Funds Index. The Trustees also considered that AMCO had determined that the Proposed Index, which is the index for the Bond Fund's current Lipper peer group, is the appropriate performance benchmark for the Bond Fund. The Trustees also considered that the nature and quality of the services provided under the Advisory Agreement would not change, and that AMCO believes that the advisory fee paid is reasonable in relation to its peer group and the fee structure continues to reflect economies of scale. The Trustees also considered that, except for the changes to the advisory fee structure, the other terms of the Advisory Agreement would not change.

The Trustees further considered that, if the Proposed Amendment is approved by Fund shareholders, the Current Index would continue to be used to measure the Bond Fund's performance for purposes of determining the performance adjustment through the end of the calendar month in which shareholder approval is obtained, and that the Proposed Index would be used for a portion of a performance period commencing after that month.

In approving the Proposed Amendment, the Trustees also considered that they had most recently approved the annual renewal of the Advisory Agreement during an in-person Board meeting held on April 22, 2016. The Trustees noted the information that had been provided to it in connection with the renewal, including, among other information, a comparison of the Bond Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group. The Trustees also noted that, after reaching certain conclusions regarding the Bond Fund's Advisory Agreement with AMCO, they had determined that the continuation of the Advisory Agreement would be in the best interests of the Bond Fund and its shareholders. A description of the Board's consideration of the Advisory Agreement in connection with the annual renewal on April 22, 2016 is attached as Appendix D to this Proxy Statement.

After consideration of the factors noted above relating to the Proposed Amendment, and taking into account all of the other factors considered, as described in Appendix D, in connection with the approval of the renewal of the Advisory Agreement, the Trustees, including the Independent Trustees, approved the Proposed Amendment to change the Bond Fund's performance fee benchmark index to the Lipper Core Plus Bond Funds Index from the Lipper Index.

PROPOSAL 2: APPROVAL OF AN AMENDMENT TO THE ADVISORY AGREEMENT WITH

RESPECT TO THE MODERATE FUND TO ELIMINATE THE PERFORMANCE-BASED COMPONENT

OF THE ADVISORY FEE STRUCTURE AND REDUCE THE BASE ADVISORY FEE.

Introduction

At an in-person meeting held on December 1, 2016, the Board, including the Independent Trustees, approved the Proposed Amendment and authorized the submission of the Proposed Amendment to the Moderate Fund's shareholders for approval. Subject to shareholder approval, the Proposed Amendment would eliminate the performance-based component of the Moderate Fund's advisory fee structure. The Proposed Amendment would concurrently reduce the annual base fee by 0.06% (6 basis points) from 0.65% to 0.59%.

The Moderate Fund's advisory fee is currently comprised of a base fee and a performance adjustment. The performance-based component of the fee adjusts the base fee upward or downward depending on the Moderate Fund's performance relative to its performance fee benchmark index, the Lipper Balanced Funds Index. The Lipper Balanced Funds Index tracks the total return performance of funds within the Lipper Balanced Funds category. This category includes funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges from around 60%/40%.

This fee structure was designed to provide incentives to AMCO to achieve superior returns. However, AMCO no longer believes that the Lipper Balanced Funds Index is an appropriate benchmark for measuring performance of the Moderate Fund for purposes of determining the performance adjustment. The Moderate Fund is now in a different Lipper peer group category, the Lipper Mixed-Asset Target Allocation Moderate Funds, than that represented in the Lipper Balanced Funds Index. Moreover, the funds represented in the Lipper Mixed-Asset Target Allocation Moderate Funds peer group, the Moderate Fund's current Lipper peer group, pursue a wide range of strategies and investments, such that AMCO believes that a comparison against the peer group no longer presents a meaningful comparison to evaluate of the performance of the Moderate Fund.

If Proposal 2 is approved, the performance-based component of the advisory fee structure will be eliminated, and the Moderate Fund's advisory fee instead will consist only of an annualized base fee. In order to ensure that the advisory fee payable by the Moderate Fund after implementation of the Proposed Amendment will usually be lower than the amount which would have been paid prior to the Proposed Amendment, the Moderate Fund's base fee will be reduced as well. The reduction would be 0.06% (6 basis points), which is equal to the performance fee reduction that may occur under the performance adjustment, from 0.65% to 0.59%. The elimination of the performance adjustment and reduction of the base fee will ordinarily result in a lower advisory fee than what would have been charged under the performance fee adjustment. Under limited circumstances, it is possible that the base fee only structure, even with a reduction to 0.59%, could result in an advisory fee that is greater than would have been charged under the performance fee adjustment. For example, if the Moderate Fund's assets substantially decreased simultaneously with poor performance, the dollar amount of the fee paid to AMCO under the base fee only arrangement could be greater than that charged under the performance fee adjustment.

If Proposal 2 is approved by shareholders of the Moderate Fund, the Proposed Amendment will take effect on April 1, 2017, or as soon as practicable. If Proposal 2 is not approved, the current structure of the Moderate Fund's advisory fee will continue in effect, and the Board and AMCO will consider other alternatives.

Except for the changes described herein to reflect the proposed elimination of the performance adjustment and reduction of the base fee, the terms of the Advisory Agreement, as it pertains to the Moderate Fund, will remain the same. A copy of the Proposed Amendment is attached to this Proxy Statement as Appendix A.

Management Fees

AMCO is the Moderate Fund's investment adviser. For AMCO's services, the Moderate Fund currently pays AMCO an annual investment management fee, which is comprised of a base fee and a performance adjustment. The base fee, which is accrued daily and paid monthly, is computed at an annualized rate of sixty-five one hundredths of one percent (0.65%) of the Moderate Fund's average daily net assets. The performance adjustment is added to or subtracted from the base fee depending upon the performance of the Moderate Fund relative to the performance of the Lipper Balanced Funds Index. If Proposal 2 is approved, the performance adjustment will be eliminated and the base fee will be reduced to fifty-nine hundredths of one percent (0.59%). The elimination of the performance adjustment and reduction of the base fee will ordinarily result in a lower advisory fee than what would have been charged under the performance fee adjustment. However, as previously noted, under limited circumstances, it is possible that the base fee only structure, even with a reduction to 0.59%, could result in an advisory fee that is greater than would have been charged under the performance fee adjustment. For example, if the Moderate Fund's assets substantially decreased simultaneously with poor performance, the dollar amount of the fee paid to AMCO under the base fee only arrangement could be greater than that charged under the performance fee adjustment.

The performance adjustment is calculated monthly for the Moderate Fund by comparing the performance of the Moderate Fund to that of the Lipper Balanced Funds Index over the performance period. The performance period for the Moderate Fund consists of the current month plus the previous 35 months. The adjustment rate is determined as referenced in the following chart:

OVER/UNDER PERFORMANCE	ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX	(IN BASIS POINTS AS A
(IN BASIS POINTS) *	PERCENTAGE OF AVERAGE
NET ASSETS) *
+/– 100 to 400	+/– 4
+/– 401 to 700	+/– 5
+/– 701 and greater	+/– 6

*Based on the difference between average annual performance of the Moderate Fund and its index, rounded to the nearest basis point (0.01%). Average net assets of the Moderate Fund are calculated over a rolling 36-month period.

To determine the amount of the performance adjustment, the annual performance adjustment rate is multiplied by the average net assets of the Moderate Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

Under the performance fee adjustment, the Moderate Fund will pay a positive performance fee adjustment for a performance period whenever the Moderate Fund outperforms the Lipper Balanced Funds Index over that period, even if the Moderate Fund had an overall negative return during the performance period. For the most recent fiscal year ended May 31, 2016, the Moderate Fund incurred total management fees of $7,250,000, which included a (0.04%) performance adjustment decrease of $424,000. Prior to October 1, 2016, the Moderate Fund's base fee was 0.70%. Prior to October 1, 2015, the Moderate Fund's base fee was 0.75%.

AMCO agreed, through October 1, 2016, to limit the total annual operating expenses of the Moderate Fund to 1.00% of its average net assets, excluding extraordinary expenses before reductions of any expenses paid indirectly, and to reimburse the Moderate Fund for all expenses in excess of that amount. For the most recent fiscal year ended May 31, 2016, AMCO reimbursed the Moderate Fund for $1,701,000 of expenses.

Additional Services

In addition to providing investment management services, AMCO and certain of its affiliates provide administration, shareholder servicing, transfer agency, and distribution services to the Moderate Fund. These services will continue to be provided after the effectiveness of Proposal 2. AMCO provides certain administration and servicing functions for the Moderate Fund. For such services, AMCO receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Moderate Fund's average daily net assets. AMCO pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. For the fiscal year ended May 31, 2016, the Moderate Fund incurred administration and servicing fees, paid or payable to AMCO, of $1,604,866.

AMCO also provides certain compliance and legal services for the benefit of the Moderate Fund. The Board has approved the reimbursement of a portion of these expenses incurred by AMCO. For the fiscal year ended May 31, 2016, the Moderate Fund reimbursed AMCO $28,446 for these compliance and legal services.

SAS provides transfer agency services to the Moderate Fund. For transfer agency services provided to the Moderate Fund, SAS receives a fee based on an annual charge of $23 per shareholder account, plus out-of-pocket expenses. Fees paid under the transfer agency agreement are subject to change at any time. In addition, SAS pays a portion of these fees to certain intermediaries for sub-transfer agency services provided to accounts that are held with such intermediaries. For the fiscal year ended May 31, 2016, the Moderate Fund incurred transfer agency fees, paid or payable to SAS, of $2,817,000.

The Moderate Fund has not adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). IMCO provides exclusive underwriting and distribution of the Moderate Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

The Moderate Fund pays all expenses incident to its organization, operations, and business not specifically assumed by AMCO, including custodian and transfer agency fees and expenses, brokerage commissions, and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, a portion of trade association or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings, reports to shareholders, fees and expenses of independent Trustees, and other costs of complying with applicable laws regulating the sale of shares of the Moderate Fund. For the fiscal year ended May 31, 2016, the Moderate Fund did not pay any commissions to any affiliated broker-dealer.

Line of Credit with CAPCO

The Moderate Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with CAPCO, an affiliate of AMCO. The purpose of the agreement is to assist the series of the Trust in meeting temporary or emergency cash needs, including redemption requests that might otherwise require untimely disposition of securities. Subject to availability, the Moderate Fund may borrow from CAPCO an amount up to 5% of the Moderate Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

Certain series of the Trust, including the Moderate Fund, are party to the loan agreement with CAPCO and are assessed facility fees by CAPCO in an amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated across the series that are party to the loan agreement based on their respective average net assets for the period.

The series that are party to the loan agreement may request an optional increase of the commitment level from $500 million up to $750 million. If the series increase the commitment level, the assessed facility fee by CAPCO will be increased to 13.0 basis points.

For the year ended May 31, 2016, the Moderate Fund paid CAPCO facility fees of $6,000, which represented 1.5% of the total fees paid to CAPCO by the series of the Trust that are party to the loan agreement. The Moderate Fund had no borrowings under this loan agreement during the year ended May 31, 2016.

The Advisory Agreement

The Board approved an amendment to the Advisory Agreement to reduce the Moderate Fund's base advisory fee by 0.05% (5 basis points) from 0.70% to 0.65%, effective October 1, 2016.

AMCO has agreed, through September 30, 2017, to make payments or waive management, administration, and other fees to limit the expenses of the Moderate Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.00% of the Moderate Fund's average daily net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board and may be changed or terminated by AMCO at any time after September 30, 2017.

How will the Advisory Agreement remain the same?

The terms of the Advisory Agreement with respect to the Moderate Fund will remain the same, except for the proposed elimination of the performance-based component and reduction in the base fee. The Moderate Fund pays AMCO an annual base fee calculated as a percentage of the Moderate Fund's average net assets that is accrued daily and paid monthly. If Proposal 2 is approved, the performance-based component of the advisory fee under the Advisory Agreement will be eliminated and the annual base fee will be lowered from 0.65% to 0.59%.

What are the significant changes proposed to the Advisory Agreement?

There are two significant changes proposed to the Advisory Agreement.

First, the Proposed Amendment eliminates the performance-based component of the Moderate Fund's advisory fee structure. The Moderate Fund's current advisory fee is linked to the Moderate Fund's performance relative to its performance fee benchmark index, the Lipper Balanced Funds Index, over the performance measurement period. Under the Proposed Amendment, the Moderate Fund's advisory fee paid to AMCO will consist only of a base fee calculated as a percentage of average net assets. If Proposal 2 is approved, the advisory fee will not be subject to a performance adjustment that may result in an increase or decrease of the advisory fee.

Second, the Proposed Amendment would reduce the Moderate Fund's base fee by 0.06% (6 basis points). Under the Advisory Agreement, the Moderate Fund's current base fee is 0.65%. Under the Proposed Amendment, the base fee would be 0.59%, which would be the sole component of the Moderate Fund's advisory fee.

The elimination of the performance adjustment and reduction of the base fee will ordinarily result in a lower advisory fee than what would have been charged under the performance fee adjustment. However, under limited circumstances, it is possible that the base fee only structure, even with a reduction to 0.59%, could result in an advisory fee that is greater than would have been charged under the performance fee adjustment. For example, if the Moderate Fund's assets substantially decreased simultaneously with poor performance, the dollar amount of the fee paid to AMCO under the base fee only arrangement could be greater than that charged under the performance fee adjustment.

If Proposal 2 is approved, the new advisory fee structure will be effective on or about April 1, 2017, or as soon as practicable thereafter.

Impact of the Elimination of Performance Adjustment and Reduction in Base Fee on Advisory Fee Rate

Subject to shareholder approval, the elimination of the Moderate Fund's performance adjustment and reduction in base fee will be implemented on a going forward basis. The elimination of the performance adjustment and reduction of the base fee will ordinarily result in a lower advisory fee than what would have been charged under the performance fee adjustment. However, under limited circumstances, it is possible that the base fee only structure, even with a reduction to 0.59%, could result in an advisory fee that is greater than would have been charged under the performance fee adjustment.

The following table depicts (i) the advisory fee paid by the Moderate Fund, before and after the applicable performance fee, for the Moderate Fund's most recent fiscal year ended May 31, 2016, using the Lipper Balanced Funds Index as a performance fee benchmark index, (ii) the dollar amount of the pro forma advisory fee that would have been paid by the Moderate Fund, eliminating the performance adjustment and reducing the base fee, during the same period and (iii) the difference between the actual and pro forma fees charged. Such difference is positive when the amount of the pro forma advisory fees would have been larger than the amount of the actual advisory fees and negative when the amount of the pro forma advisory fees would have been smaller than the amount of the actual advisory fees.

Advisory Fee Based Upon Performance			Pro Forma Advisory Fee Based Upon	Difference
Fee Arrangement ($)			the Proposed Advisory Fee Structure ($)	between Actual
Advisory Fee				and Pro Forma
Before		Advisory		Advisory Fees ($
Performance	Performance	Fee After	Advisory Fee	- %)
Fee*	Fee	Performance Fee	(only Base Fee)
$7,674,303	($423,990)	$7,250,313	$6,309,398	($940,915) –
(12.98%)

*Prior to October 1, 2016, the Moderate Fund's base fee was 0.70%. Prior to October 1, 2015, the Moderate Fund's base fee was 0.75%. Therefore, the base fee amount was calculated based on a blended base fee rate that was higher than the current 0.65% base fee.

As reflected in the above table, the Moderate Fund would have paid less to AMCO had the proposed base fee only arrangement been in place during the past fiscal year, as compared to the performance fee adjustment during the same period. However, as noted in this Proxy Statement, the Moderate Fund's base fee during the past fiscal year was higher than the current base fee of 0.65%. Accordingly, the comparison in the table above may be of limited use in evaluating Proposal 2.

Implementation of the Elimination of the Performance Adjustment and Reduction of Base Fee

If Proposal 2 is approved, the elimination of the Moderate Fund's performance adjustment and reduced base fee will be implemented on a prospective basis beginning April 1, 2017, or as soon as practicable following the date of shareholder approval.

How the Adjustment Works

If the average daily net assets of the Moderate Fund remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum performance adjustment will be equivalent to an annual rate of 0.06% of current net assets. When current net assets vary from net assets over the 36-month performance measurement period, the performance adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.06%, depending upon whether the net assets of the relevant share class of the Moderate Fund had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. If the net assets for the Moderate Fund increase during a performance measurement period, the total positive or negative performance adjustment, measured in dollars, would be greater than if the net assets of that share class had not increased during the performance measurement period.

The following hypothetical examples illustrate the application of the performance adjustment for the Moderate Fund. The examples assume that the average daily net assets of the Moderate Fund's shares remain constant during a 36-month performance measurement period. The performance adjustment is asset weighted with the average daily net assets of the Moderate Fund during the performance period and would, therefore, have a smaller impact on the percentage of current assets if the net assets of the Moderate Fund were increasing during the performance measurement period and a greater impact on the percentage of current assets if the net assets of the Moderate Fund were decreasing during the performance measurement period.

The maximum positive or negative performance adjustment of 1/12 th of 0.06% of average net assets during the prior 36 months occurs if the Moderate Fund outperforms or underperforms the benchmark index by 7.01% or more over the same period.

Example 1: Moderate Fund Outperforms the Benchmark by 7.01%

If the Moderate Fund outperformed the benchmark index by 7.01% during the preceding 36 months, the Moderate Fund would calculate the advisory fee as follows:

	Monthly Performance	Total Advisory Fee Rate
Monthly Base Fee Rate	Adjustment Rate	for that Month
1/12 th of: 0.65% of average daily net	1/12 th of 0.06%	1/12 th of: 0.71% of average daily net
assets		assets

Example 2: Moderate Fund Tracks the Benchmark

If the Moderate Fund tracked the performance of the benchmark index during the preceding 36 months, the Moderate Fund would calculate the advisory fee as follows:

	Monthly Performance	Total Advisory Fee Rate
Monthly Base Fee Rate	Adjustment Rate	for that Month
1/12 th of: 0.65% of average daily net	1/12 th of 0.00%	1/12 th of: 0.65% of average daily net
assets		assets

Example 3: Moderate Fund Underperforms the Benchmark by 7.01%

If the Moderate Fund underperformed the benchmark index by 7.01% during the preceding 36 months, the Moderate Fund would calculate the advisory fee as follows:

	Monthly Performance	Total Advisory Fee Rate
Monthly Base Fee Rate	Adjustment Rate	for that Month
1/12 th of: 0.65% of average daily net	1/12 th of -0.06%	1/12 th of: 0.59% of average daily net
assets		assets

Comparison of the Current and Pro Forma Expenses

The following tables describe the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Moderate Fund under the current fee structure and the pro forma fee structure applying both the current fee structure and proposed fee structure. For purposes of pro forma calculations, it is assumed that the base fee only structure was in place during the Moderate Fund's fiscal year ending May 31, 2016. The fees and expenses shown were determined based upon net assets as of May 31, 2016. For the fiscal year ended May 31, 2016, the Moderate Fund underperformed its performance benchmark, the Lipper Balanced Funds Index, resulting in the management fee shown in the Annual Fund Operating Expenses table below for the Moderate Fund.

Shareholder fees are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Moderate Fund is a no-load investment, so you generally will not pay any fees when you buy or sell shares of the Moderate Fund.

Annual fund operating expenses are paid out of the Moderate Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

Shareholder Fees (Paid Directly from Investment)

Current and Pro Forma Structure

Maximum Sales Charge (Load) Imposed on Purchase	None
Redemption Fee (as a % of Amount Redeemed	None

Annual Fund Operating Expenses (Deducted From Fund Assets)

Current and Pro Forma Structure

		Distribution		Acquired	Total		Total Annual
Moderate		and/or		Fund Fees	Annual		Operating
Fund	Management	Service	Other	and	Operating	Reimbursement	Expenses After
	Fee	(12b-1) Fees	Expenses	Expenses	Expenses	from Adviser	Reimbursement*
Fiscal Year
Ended	0.61%**	None	0.48%	0.07%	1.16%	(0.09%)	1.07%
May 31, 2016,
Based on
Performance-
Based Advisory
Fee Structure
Pro Forma
Based Upon	0.59%	None	0.48%	0.07%	1.14%	(0.07%)	1.07%
Base Fee Only
Advisory Fee
Structure

*AMCO has agreed, through September 30, 2017, to make payments or waive management, administration, and other fees to limit the expenses of the Moderate Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.00% of the Moderate Fund's average daily net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board and may be changed or terminated by AMCO at any time after September 30, 2017.

**The Management Fee included in the table for the "Fiscal Year Ended May 31, 2016, Based on Performance- Based Advisory Fee Structure" reflects a base fee of 0.65%, which was effective as of October 1, 2016."

Expense Example

The following expense example is based upon expenses as shown in the tables above. This example is intended to help you compare the cost of investing in the Moderate Fund under both the current performance-based fee structure and the pro forma base only fee structure with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Moderate Fund for the time periods indicated. The example also assumes (1) a 5% annual return, (2) the Moderate Fund's operating expenses remain the same, (3) you redeem all of your shares at the end of the period shown, and (4) the expense limitation is not continued beyond one year.

	1 Year	3 Years	5 Years	10 Years
Fiscal Year Ended
May 31, 2016, Based	$109	$360	$630	$1,401
on Performance-
Based Advisory Fee
Structure
Pro Forma Based
Upon Base Fee Only
	$109	$355	$621	$1,380
Advisory Fee

Structure

Board Approval and Recommendation

At an in-person meeting held on December 1, 2016, the Board of Trustees, including all of the Independent Trustees, upon the recommendation of AMCO, voted unanimously to approve the Proposed Amendment to eliminate the performance-based component of the Moderate Fund's advisory fee structure and to concurrently reduce the annual base fee by 0.06% (6 basis points) from 0.65% to 0.59%. The Board recommends that the shareholders of the Moderate Fund approve the Proposed Amendment at the special joint meeting of the shareholders to be held on March 22, 2017.

In advance of the Board meeting, the Trustees received and considered information relating to the Proposed Amendment, including, among other things: (i) information concerning the Moderate Fund's current advisory fee structure and the proposed advisory fee structure, including comparative data showing the dollar amount of the pro forma advisory fee that would have been paid by the Moderate Fund, before and after all applicable waivers, if any;

(ii) information concerning the Moderate Fund's current Lipper peer group, the Lipper Mixed-Asset Target Allocation Moderate Funds, and current performance fee benchmark index, the Lipper Balanced Funds Index; (iii) the pro forma total expense ratio of the Moderate Fund for the fiscal year ended May 31, 2016, using both the performance fee structure and base fee only structure; (iv) a draft of this Proxy Statement describing, among other information, the rationale for the Proposed Amendment; and (v) a copy of the Proposed Amendment.

At the Board meeting the Trustees considered that the current performance fee benchmark index for the Moderate Fund is the Lipper Balanced Funds Index, which AMCO believes is no longer an appropriate benchmark for measuring the performance of the Moderate Fund. The Trustees also considered that the Moderate Fund is no longer in the same Lipper peer group as that represented in the Lipper Balanced Funds Index. The Trustees further considered that the funds in the Moderate Fund's current Lipper peer group, Lipper Mixed-Asset Target Allocation Moderate Funds, pursue a wide range of strategies and investments, such that AMCO believes that a comparison against the current Lipper peer group does not present a meaningful comparison and accordingly is not an appropriate benchmark for measuring the performance of the Moderate Fund.

In considering the Proposed Amendment, the Trustees noted that the Proposed Amendment would eliminate the performance adjustment for purposes of calculating, prospectively, the advisory fee, but that the annual base fee would be reduced. The Trustees considered that the elimination of the performance adjustment and reduction of the base fee should ordinarily result in a lower advisory fee than what would have been charged under the performance fee adjustment. The Trustees further noted that, under limited circumstances, it is possible that the base fee only structure, even with a reduction to 0.59%, could result in an advisory fee that is greater than would have been charged under the performance fee adjustment. For example, if the Moderate Fund's assets substantially decreased simultaneously with poor performance, the dollar amount of the fee paid to AMCO under the base fee only arrangement could be greater than that charged under the performance fee adjustment. The Trustees also considered that the nature and quality of the services provided under the Advisory Agreement would not change, and that AMCO believes that the advisory fee paid is reasonable in relation to its peer group and the fee structure continues to reflect economies of scale. The Trustees also considered that, except for the changes to the advisory fee structure, the other terms of the Advisory Agreement would not change.

In approving the Proposed Amendment, the Trustees also considered that they had most recently approved the annual renewal of the Advisory Agreement during an in-person Board meeting held on April 22, 2016. The Trustees noted the information that had been provided to it in connection with the renewal, including, among other information, a comparison of the Moderate Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group. The Trustees also noted that, after reaching certain conclusions regarding the Moderate Fund's Advisory Agreement with AMCO, they had determined that the continuation of the Advisory Agreement would be in the best interests of the Moderate Fund and its shareholders. A description of the Board's consideration of the Advisory Agreement in connection with the annual renewal on April 22, 2016 is attached as Appendix E to this Proxy Statement.

After consideration of the factors noted above relating to the Proposed Amendment, and taking into account all of the other factors considered, as described in Appendix E, in connection with the approval of the renewal of the Advisory Agreement, the Trustees, including the Independent Trustees, approved the Proposed Amendment to eliminate the performance-based component of the Moderate Fund's advisory fee structure and reduce the base fee 0.06% (6 basis points) from 0.65% to 0.59%.

PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE ADVISORY AGREEMENT WITH RESPECT TO THE MODERATELY AGGRESSIVE FUND TO ELIMINATE THE PERFORMANCE- BASED COMPONENT OF THE ADVISORY FEE STRUCTURE AND REDUCE THE BASE ADVISORY FEE.

Introduction

At an in-person meeting held on December 1, 2016, the Board, including the Independent Trustees, approved the Proposed Amendment and authorized the submission of the Proposed Amendment to the Moderately Aggressive Fund's shareholders for approval. Subject to shareholder approval, the Proposed Amendment would eliminate the performance-based component of the Moderately Aggressive Fund's advisory fee structure. The Proposed Amendment would concurrently reduce the annual base fee by 0.06% (6 basis points) from 0.65% to 0.59%.

The Moderately Aggressive advisory fee is currently comprised of a base fee and a performance adjustment. The performance-based component of the fee adjusts the base fee upward or downward depending on the Moderately Aggressive Fund's performance relative to its performance fee benchmark index, the Lipper Index. The Lipper Index tracks the performance of the 30 largest funds within a category consisting of funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return, and which have at least 25% of their portfolio invested in securities traded outside of the United States.

The Lipper Index is a customized index calculated by Lipper, Inc., a Thompson Reuters Company ("Lipper"), in exchange for a monthly fee. AMCO contracted with Lipper to create the Lipper Index in 2014 at such time that Lipper discontinued the Lipper Global Flexible Funds Index, which was previously approved by shareholders of the Moderately Aggressive Fund. The Lipper Index is calculated using the same parameters as the Lipper Global Flexible Funds Index.

This fee structure was designed to provide incentives to AMCO to achieve superior returns. However, AMCO no longer believes that the Lipper Index is an appropriate benchmark for measuring performance of the Moderately Aggressive Fund for purposes of determining the performance adjustment. The Moderately Aggressive Fund is now in a different Lipper peer group category, the Lipper Mixed-Asset Target Allocation Moderate Funds, than that represented in the Lipper Index. Moreover, the funds represented in the Lipper Mixed-Asset Target Allocation Moderate Funds peer group, the Moderately Aggressive Fund's current Lipper peer group, pursue a wide range of strategies and investments, such that AMCO believes that a comparison against the peer group no longer presents a meaningful comparison to evaluate the performance of the Moderately Aggressive Fund.

If Proposal 3 is approved, the performance-based component of the advisory fee structure will be eliminated, and the Moderately Aggressive Fund's advisory fee instead will consist only of an annualized base fee. In order to ensure that the advisory fee payable by the Moderately Aggressive Fund after implementation of the Proposed Amendment will usually be lower than the amount which would have been paid prior to the Proposed Amendment, the Moderately Aggressive Fund's base fee will be reduced as well. The reduction would be 0.06% (6 basis points), which is equal to the performance fee reduction that may occur under the performance adjustment, from 0.65% to 0.59%. The elimination of the performance adjustment and reduction of the base fee will ordinarily result in a lower advisory fee than what would have been charged under the performance fee adjustment. Under limited circumstances, it is possible that the base fee only structure, even with a reduction to 0.59%, could result in an advisory fee that is greater than would have been charged under the performance fee adjustment. For example, if the Moderately Aggressive Fund's assets substantially decreased simultaneously with poor performance, the dollar amount of the fee paid to AMCO under the base fee only arrangement could be greater than that charged under the performance fee adjustment.

If Proposal 3 is approved by shareholders of the Moderately Aggressive Fund, it will take effect on April 1, 2017, or as soon as practicable. If Proposal 3 is not approved, the current structure of the Moderately Aggressive Fund's advisory fee will continue in effect, and the Board and AMCO will consider other alternatives.

Except for the changes described herein to reflect the proposed elimination of the performance adjustment and reduction of the base fee, the terms of the Advisory Agreement, as it pertains to the Moderately Aggressive Fund will remain the same. A copy of the Proposed Amendment is attached to this Proxy Statement as Appendix A.

Management Fees

AMCO is the Moderately Aggressive Fund's investment adviser. For AMCO's services, the Moderately Aggressive Fund currently pays AMCO an annual investment management fee, which is comprised of a base fee and a performance adjustment. The base fee, which is accrued daily and paid monthly, is computed at an annualized rate of sixty-five one hundredths of one percent (0.65%) of the Moderately Aggressive Fund's average daily net assets. The performance adjustment is added to or subtracted from the base fee depending upon the performance of the Moderately Aggressive Fund relative to the performance of the Lipper Index. If Proposal 3 is approved, the performance adjustment will be eliminated and the base fee will be reduced to fifty-nine hundredths of one percent (0.59%). The elimination of the performance adjustment and reduction of the base fee will ordinarily result in a lower advisory fee than what would have been charged under the performance fee adjustment. However, under limited circumstances, it is possible that the base fee only structure, even with a reduction to 0.59%, could result in an advisory fee that is greater than would have been charged under the performance fee adjustment. For example, if the Moderately Aggressive Fund's assets substantially decreased simultaneously with poor performance, the fee paid to AMCO under the base fee only arrangement could be greater than that charged under the performance fee adjustment.

The performance adjustment is calculated monthly for the Moderately Aggressive Fund by comparing the performance of the Moderately Aggressive Fund to that of the Lipper Index over the performance period. The performance period for the Moderately Aggressive Fund consists of the current month plus the previous 35 months. The adjustment rate is determined as referenced in the following chart:

OVER/UNDER PERFORMANCE	ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX	(IN BASIS POINTS AS A
(IN BASIS POINTS) *	PERCENTAGE OF AVERAGE
NET ASSETS) *
+/– 100 to 400	+/– 4
+/– 401 to 700	+/– 5
+/– 701 and greater	+/– 6

*Based on the difference between average annual performance of the Moderately Aggressive Fund and its index, rounded to the nearest basis point (0.01%). Average net assets of the Moderately Aggressive Fund are calculated over a rolling 36-month period.

To determine the amount of the performance adjustment, the annual performance adjustment rate is multiplied by the average net assets of the Moderately Aggressive Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

Under the performance fee adjustment, the Moderately Aggressive Fund will pay a positive performance fee adjustment for a performance period whenever the Moderately Aggressive Fund outperforms the Lipper Index over that period, even if the Moderately Aggressive Fund had an overall negative return during the performance period. For the most recent fiscal year ended May 31, 2016, the Moderately Aggressive Fund incurred total management fees of $16,413,000, which included a (0.01%) performance adjustment decrease of $238,000. Prior to October 1, 2016, the Moderately Aggressive Fund's base fee was 0.70%. Prior to October 1, 2015, the Moderately Aggressive Fund's base fee was 0.75%.

Quantitative Management Associates ("QMA") was a subadviser to the Moderately Aggressive Fund during the fiscal year ended May 31, 2016. Effective January 29, 2016, the subadvisory agreement between AMCO and QMA was terminated. The Moderately Aggressive Fund does not currently have any subadviser.

Additional Services

In addition to providing investment management services, AMCO and certain of its affiliates provide administration, shareholder servicing, transfer agency, and distribution services to the Moderately Aggressive Fund. These services will continue to be provided after the effectiveness of Proposal 3. AMCO provides certain administration and servicing functions for the Moderately Aggressive Fund. For such services, AMCO receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Moderately Aggressive Fund's average daily net assets. AMCO pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. For the fiscal year ended May 31, 2016, the Moderately Aggressive Fund incurred administration and servicing fees, paid or payable to AMCO, of $3,481,577.

AMCO also provides certain compliance and legal services for the benefit of the Moderately Aggressive Fund. The Board has approved the reimbursement of a portion of these expenses incurred by AMCO. For the fiscal year ended May 31, 2016, the Moderately Aggressive Fund reimbursed AMCO $61,682 for these compliance and legal services.

SAS provides transfer agency services to the Moderately Aggressive Fund. For transfer agency services provided to the Moderately Aggressive Fund, SAS receives a fee based on an annual charge of $23 per shareholder account, plus out-of-pocket expenses. Fees paid under the transfer agency agreement are subject to change at any time. In addition, SAS pays a portion of these fees to certain intermediaries for sub-transfer agency services provided to accounts that are held with such intermediaries. For the fiscal year ended May 31, 2016, the Moderately Aggressive Fund incurred transfer agency fees, paid or payable to SAS, of $5,008,000.

The Moderately Aggressive Fund has not adopted a plan pursuant to Rule 12b-1 under the 1940 Act. IMCO provides exclusive underwriting and distribution of the Moderately Aggressive Fund's shares on a continuing best- efforts basis and receives no fee or other compensation for these services.

The Moderately Aggressive Fund pays all expenses incident to its organization, operations, and business not specifically assumed by AMCO, including custodian and transfer agency fees and expenses, brokerage commissions, and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, a portion of trade association or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings, reports to shareholders, fees and expenses of independent Trustees, and other costs of complying with applicable laws regulating the sale of shares of the Moderately Aggressive Fund. For the fiscal year ended May 31, 2016, the Moderately Aggressive Fund did not pay any commissions to any affiliated broker-dealer.

Line of Credit with CAPCO

The Moderately Aggressive Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with CAPCO, an affiliate of AMCO. The purpose of the agreement is to assist the series of the Trust in meeting temporary or emergency cash needs, including redemption requests that might otherwise require untimely disposition of securities. Subject to availability, the Moderately Aggressive Fund may borrow from CAPCO an amount up to 5% of the Moderately Aggressive Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

Certain series of the Trust, including the Moderately Aggressive Fund, are party to the loan agreement with CAPCO and are assessed facility fees by CAPCO in an amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated across the series that are party to the loan agreement based on their respective average net assets for the period.

The series that are party to the loan agreement may request an optional increase of the commitment level from $500 million up to $750 million. If the series increase the commitment level, the assessed facility fee by CAPCO will be increased to 13.0 basis points.

For the year ended July 31, 2016, the Moderately Aggressive Fund paid CAPCO facility fees of $13,000, which represented 3.3% of the total fees paid to CAPCO by the series of the Trust that are party to the loan agreement. The Moderately Aggressive Fund had no borrowings under this loan agreement during the year ended May 31, 2016.

The Advisory Agreement

The Board approved an amendment to the Advisory Agreement to reduce the Moderately Aggressive Fund's base advisory fee by 0.05% (5 basis points) from 0.70% to 0.65%, effective October 1, 2016.

How will the Advisory Agreement remain the same?

The terms of the Advisory Agreement with respect to the Moderately Aggressive Fund will remain the same, except for the proposed elimination of the performance-based component and reduction in the base fee. The Moderately Aggressive Fund pays AMCO an annual base fee calculated as a percentage of the Moderately Aggressive Fund's average net assets that is accrued daily and paid monthly. If Proposal 3 is approved, the performance-based component of the advisory fee under the Advisory Agreement will be eliminated and the annual base fee will be lowered from 0.65% to 0.59%.

What are the significant changes proposed to the Advisory Agreement?

There are two significant changes proposed to the Advisory Agreement.

First, the Proposed Amendment eliminates the performance-based component of the Moderately Aggressive Fund's advisory fee structure. The Moderately Aggressive Fund's current advisory fee is linked to the Moderately Aggressive Fund's performance relative to its performance fee benchmark index, the Lipper Index, over the performance measurement period. Under the Proposed Amendment, the Moderately Aggressive Fund's advisory fee paid to AMCO will consist only of a base fee calculated as a percentage of average net assets. If Proposal 3 is approved, the advisory fee will not be subject to a performance adjustment that could result in an increase or decrease of the advisory fee.

Second, the Proposed Amendment would reduce the Moderately Aggressive Fund's base fee by 0.06% (6 basis points). Under the Advisory Agreement, the Moderately Aggressive Fund's current base fee is 0.65%. Under the Proposed Amendment, the base fee would be 0.59%, which would be the sole component of the Moderately Aggressive Fund's advisory fee.

The elimination of the performance adjustment and reduction of the base fee will ordinarily result in a lower advisory fee than what would have been charged under the performance fee adjustment. However, under limited circumstances, it is possible that the base fee only structure, even with a reduction to 0.59%, could result in an advisory fee that is greater than would have been charged under the performance fee adjustment. For example, if the Moderately Aggressive Fund's assets substantially decreased simultaneously with poor performance, the dollar amount of the fee paid to AMCO under the base fee only arrangement could be greater than that charged under the performance fee adjustment.

If Proposal 3 is approved, the new advisory fee structure will be effective on or about April 1, 2017, or as soon as practicable thereafter.

Impact of the Elimination of Performance Adjustment and Reduction in Base Fee on Advisory Fee Rate

Subject to shareholder approval, the elimination of the Moderately Aggressive Fund's performance adjustment and reduction in base fee will be implemented on a going forward basis. The elimination of the performance adjustment and reduction of the base fee will ordinarily result in a lower advisory fee than what would have been charged under the performance fee adjustment. However, under limited circumstances, it is possible that the base fee only structure, even with a reduction to 0.59%, could result in an advisory fee that is greater than would have been charged under the performance fee adjustment.

The following table depicts (i) the advisory fee paid by the Moderately Aggressive Fund, before and after the applicable performance fee, for the Moderately Aggressive Fund's most recent fiscal year ended May 31, 2016, using the Lipper Index as a performance fee benchmark index, (ii) the dollar amount of the pro forma advisory fee that would have been paid by the Moderately Aggressive Fund, eliminating the performance adjustment and reducing the base fee, during the same period and (iii) the difference between the actual and pro forma fees charged. Such difference is positive when the amount of the pro forma advisory fees would have been larger than the amount of the actual advisory fees and negative when the amount of the pro forma advisory fees would have been smaller than the amount of the actual advisory fees.

Advisory Fee Based Upon Performance			Pro Forma Advisory Fee Based Upon	Difference
	Fee Arrangement ($)		the Proposed Advisory Fee Structure ($)	between Actual
Advisory Fee				and Pro Forma
Before		Advisory		Advisory Fees
Performance	Performance	Fee After	Advisory Fee	($ - %)
Fee*	Fee	Performance Fee	(only Base Fee)
$16,651,305	($238,010)	$16,413,295	$13,686,389	($2,726,906) –
(16.61%)

*Prior to October 1, 2016, the Moderately Aggressive Fund's base fee was 0.70%. Prior to October 1, 2015, the Moderately Aggressive Fund's base fee was 0.75%. Therefore, the base fee amount was calculated based on a blended base fee rate that was higher than the current 0.65% base fee.

As reflected in the above table, the Moderately Aggressive Fund would have paid less to AMCO had the proposed base fee only arrangement been in place during the past fiscal year, as compared to the performance fee adjustment during the same period. However, as noted in this Proxy Statement, the Moderately Aggressive Fund's base fee during the past fiscal year was higher than the current base fee of 0.65%. Accordingly, the comparison in the table above may be of limited use in evaluating Proposal 3.

Implementation of the Elimination of the Performance Adjustment and Reduction of Base Fee

If Proposal 3 is approved, the elimination of the Moderately Aggressive Fund's performance adjustment and reduced base fee will be implemented on a prospective basis beginning April 1, 2017, or as soon as practicable following the date of shareholder approval.

How the Adjustment Works

If the average daily net assets of the Moderately Aggressive Fund remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum performance adjustment will be equivalent to an annual rate of 0.06% of current net assets. When current net assets vary from net assets over the 36-month performance measurement period, the performance adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.06%, depending upon whether the net assets of the relevant share class of the Moderately Aggressive Fund had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. If the net assets for the Moderately Aggressive Fund increase during a performance measurement period, the total positive or negative performance adjustment, measured in dollars, would be greater than if the net assets of that share class had not increased during the performance measurement period.

The following hypothetical examples illustrate the application of the performance adjustment for the Moderately Aggressive Fund. The examples assume that the average daily net assets of the Moderately Aggressive Fund's shares remain constant during a 36-month performance measurement period. The performance adjustment is asset weighted with the average daily net assets of the Moderately Aggressive Fund during the performance period and would, therefore, have a smaller impact on the percentage of current assets if the net assets of the Moderately Aggressive Fund were increasing during the performance measurement period and a greater impact on the percentage of current assets if the net assets of the Moderately Aggressive Fund were decreasing during the performance measurement period.

The maximum positive or negative performance adjustment of 1/12 th of 0.06% of average net assets during the prior 36 months occurs if the Moderately Aggressive Fund outperforms or underperforms the benchmark index by 7.01% or more over the same period.

Example 1: Moderately Aggressive Fund Outperforms the Benchmark by 7.01%

If the Moderately Aggressive Fund outperformed the benchmark index by 7.01% during the preceding 36 months, the Moderately Aggressive Fund would calculate the advisory fee as follows:

	Monthly Performance	Total Advisory Fee Rate
Monthly Base Fee Rate	Adjustment Rate	for that Month
1/12 th of: 0.65%	1/12 th of 0.06%	1/12 th of: 0.71% of
of average daily net assets		average daily net assets

Example 2: Moderately Aggressive Fund Tracks the Benchmark

If the Moderately Aggressive Fund tracked the performance of the benchmark index during the preceding 36 months, the Moderately Aggressive Fund would calculate the advisory fee as follows:

	Monthly Performance	Total Advisory Fee Rate
Monthly Base Fee Rate	Adjustment Rate	for that Month
1/12 th of: 0.65% of	1/12 th of 0.00%	1/12 th of: 0.65% of
average daily net assets		average daily net assets

Example 3: Moderately Aggressive Fund Underperforms the Benchmark by 7.01%

If the Moderately Aggressive Fund underperformed the benchmark index by 7.01% during the preceding 36 months, the Moderately Aggressive Fund would calculate the advisory fee as follows:

	Monthly Performance	Total Advisory Fee Rate
Monthly Base Fee Rate	Adjustment Rate	for that Month
1/12 th of: 0.65% of	1/12 th of -0.06%	1/12 th of: 0.59% of
average daily net assets		average daily net assets

Comparison of the Current and Pro Forma Expenses

The following tables describe the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Moderately Aggressive Fund under the current fee structure and the pro forma fee structure applying both the current fee structure and proposed fee structure. For purposes of pro forma calculations, it is assumed that the base fee only structure was in place during the Moderately Aggressive Fund's fiscal year ending May 31, 2016. The fees and expenses shown were determined based upon net assets as of May 31, 2016. For the fiscal year ended May 31, 2016, the Moderately Aggressive Fund underperformed its performance benchmark, the Lipper Index, resulting in the management fee shown in the Annual Fund Operating Expenses table below for the Moderately Aggressive Fund.

Shareholder fees are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Moderately Aggressive Fund is a no-load investment, so you generally will not pay any fees when you buy or sell shares of the Moderately Aggressive Fund.

Annual fund operating expenses are paid out of the Moderately Aggressive Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

Shareholder Fees (Paid Directly from Investment)

Current and Pro Forma Structure

Maximum Sales Charge (Load) Imposed on Purchase				None
Redemption Fee (as a % of Amount Redeemed				None
Annual Fund Operating Expenses (Deducted From Fund Assets)
Current and Pro Forma Structure

		Distribution		Acquired Fund	Total Annual
Moderate		and/or Service		Fees and	Operating
Fund	Management Fee	(12b-1) Fees	Other Expenses	Expenses	Expenses
Fiscal Year
Ended	0.64%*	None	0.42%	0.09%	1.15%
May 31, 2016,
Based on
Performance-
Based Advisory
Fee Structure
Pro Forma Based
Upon Base Fee	0.59%	None	0.42%	0.09%	1.10%
Only Advisory
Fee Structure

*The Management Fee included in the table for the "Fiscal Year Ended May 31, 2016, Based on Performance-Based Advisory Fee Structure" reflects a base fee of 0.65%, which was effective as of October 1, 2016."

Expense Example

The following expense example is based upon expenses without waivers as shown in the tables above. This example is intended to help you compare the cost of investing in the Moderately Aggressive Fund under both the current performance-based fee structure and the pro forma base only fee structure with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Moderately Aggressive Fund for the time periods indicated. The example also assumes (1) a 5% annual return, (2) the Moderately Aggressive Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of the period shown.

	1 Year	3 Years	5 Years	10 Years
Fiscal Year Ended
May 31, 2016, Based	$117	$365	$633	$1,398
on Performance-
Based Advisory Fee
Structure
Pro Forma Based
Upon Base Fee Only
	$112	$350	$606	$1,340
Advisory Fee

Structure

Board Approval and Recommendation

At an in-person meeting held on December 1, 2016, the Board of Trustees, including all of the Independent Trustees, upon the recommendation of AMCO, voted unanimously to approve the Proposed Amendment to eliminate the performance-based component of the Moderately Aggressive Fund's advisory fee structure and to concurrently reduce the annual base fee by 0.06% (6 basis points) from 0.65% to 0.59%. The Board recommends that the shareholders of the Moderately Aggressive Fund approve the Proposed Amendment at the special joint meeting of the shareholders to be held on March 22, 2017.

In advance of the Board meeting, the Trustees received and considered information relating to the Proposed Amendment, including, among other things: (i) information concerning the Moderately Aggressive Fund's current advisory fee structure and the proposed advisory fee structure, including comparative data showing the dollar amount of the pro forma advisory fee that would have been paid by the Moderately Aggressive Fund, before and after all applicable waivers, if any; (ii) information concerning the Moderately Aggressive Fund's current Lipper peer group, the Lipper Mixed-Asset Target Allocation Moderate Funds, and current performance fee benchmark index, the Lipper Index; (iii) the pro forma total expense ratio of the Moderately Aggressive Fund for the fiscal year ended May 31, 2016, using both the performance fee structure and base fee only structure; (iv) a draft of this Proxy Statement describing, among other information, the rationale for the Proposed Amendment; and (v) a copy of the Proposed Amendment.

At the Board meeting the Trustees considered that the Lipper Index is a custom index calculated by Lipper in exchange for a monthly fee, that the Moderately Aggressive Fund's initial index had been the Lipper Global Flexible Funds Index, which was discontinued by Lipper in 2014, and that AMCO had then contracted with Lipper to create the Lipper Index, which is identical in its construction to the Lipper Global Flexible Funds Index. The Trustees also considered that AMCO believes the Lipper Index is no longer an appropriate benchmark for measuring the performance of the Moderately Aggressive Fund. The Trustees also considered that the Moderately Aggressive Fund is no longer in the same Lipper peer group as that represented in the Lipper Index. The Trustees further considered that the funds in the Moderately Aggressive Fund's current Lipper peer group, Lipper Mixed-Asset Target Allocation Moderate Funds, pursue a wide range of strategies and investments, such that AMCO believes that a comparison against the current Lipper peer group does not present a meaningful comparison and accordingly is not an appropriate benchmark for measuring the performance of the Moderately Aggressive Fund.

In considering the Proposed Amendment, the Trustees noted that the Proposed Amendment would eliminate the performance adjustment for purposes of calculating, prospectively, the advisory fee, but that the annual base fee would be reduced. The Trustees considered that the elimination of the performance adjustment and reduction of the base fee should ordinarily result in a lower advisory fee than what would have been charged under the performance fee adjustment. The Trustees further noted that, under limited circumstances, it is possible that the base fee only structure, even with a reduction to 0.59%, could result in an advisory fee that is greater than would have been charged under the performance fee adjustment. For example, if the Moderately Aggressive Fund's assets substantially decreased simultaneously with poor performance, the dollar amount of the fee paid to AMCO under the base fee only arrangement could be greater than that charged under the performance fee adjustment. The Trustees also considered that the nature and quality of the services provided under the Advisory Agreement would not change, and that AMCO believes that the advisory fee paid is reasonable in relation to its peer group and the fee structure continues to reflect economies of scale. The Trustees also considered that, except for the changes to the advisory fee structure, the other terms of the Advisory Agreement would not change.

In approving the Proposed Amendment, the Trustees also considered that they had most recently approved the annual renewal of the Advisory Agreement during an in-person Board meeting held on April 22, 2016. The Trustees noted the information that had been provided to it in connection with the renewal, including, among other information, a comparison of the Moderately Aggressive Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group. The Trustees also noted that, after reaching certain conclusions regarding the Moderately Aggressive Fund's Advisory Agreement with AMCO, they had determined that the continuation of the Advisory Agreement would be in the best interests of the Moderately Aggressive Fund and its shareholders. A description of the Board's consideration of the Advisory Agreement in connection with the annual renewal on April 22, 2016 is attached as Appendix F to this Proxy Statement.

After consideration of the factors noted above relating to the Proposed Amendment, and taking into account all of the other factors considered, as described in Appendix F, in connection with the approval of the renewal of the Advisory Agreement, the Trustees, including the Independent Trustees, approved the Proposed Amendment to eliminate the performance-based component of the Moderately Aggressive Fund's advisory fee structure and reduce the base fee 0.06% (6 basis points) from 0.65% to 0.59%.

MORE INFORMATION ABOUT VOTING AND THE MEETING

The Meeting

This Proxy Statement is being provided to all shareholders of the Funds in connection with the solicitation of proxies by the Board to solicit your vote on the Proposed Amendment at the Meeting. The Meeting will be held at the Joe Robles Auditorium in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288 on March 22, 2017, at 2:30 p.m., Central Time. A separate proxy statement is being provided to the shareholders of the Funds and all other series of the USAA Mutual Funds Trust in connection with the solicitation of proxies by the Board for shareholder vote at a separate meeting on a matter relating to all series of the Trust.

Ways to Vote

You may vote in one of three ways:

 Vote on the Internet at the website address listed on your proxy card;

 Call the toll-free number printed on your proxy card; or

 Complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States).

Please note that to vote via the Internet or by telephone, you will need the "control number" that is printed on your proxy card.

Proxy Voting

Each share of the applicable Fund owned is entitled to one vote (with proportionate voting for fractional shares). Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy card, but do not fill in a vote, your shares will be voted "FOR" the applicable Proposal. If any other business is brought before the Meeting, your shares will be voted as determined in the discretion of the proxies.

A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the applicable Fund receives a specific written notice to the contrary from any one of them.

Broker-dealer firms holding shares of the Fund in street name for the benefit of their customers will request the instructions of such customers on how to vote their shares before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange ("NYSE"), such broker-dealer firms may for certain "routine" matters, without instructions from their customers, grant discretionary authority to the proxies designated by the Board to vote if no instructions from its customers have been received prior to the date specified in the broker-dealer firm's request for voting instructions. The Funds anticipate that the NYSE will take the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms' request for voting instructions may not vote such customer's shares on the Proposal. A signed proxy card that does not specify how the beneficial owner's shares are to be voted on the Proposal may be deemed to be an instruction to vote FOR the Proposal.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Certain funds of the Trust invest their assets in one or more of the Funds. Such funds will vote any shares of the Funds in the same proportion as the vote of all other shareholders of the applicable Fund.

With respect to shares of the Funds held in USAA individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth, and SIMPLE IRAs), the IRA Custodian, USAA Federal Savings Bank, will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If USAA IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for or against any proposal in the same proportion as other USAA IRA shareholders have voted.

Revocability of Proxy

Proxies, including proxies given on the Internet or by telephone, may be revoked at any time before they are voted. If you wish to revoke a proxy, you must submit a written revocation or a later-dated proxy to the applicable Fund. You also may revoke a proxy by attending the Meeting and voting in person. The last instruction the Fund receives from you, whether received in paper or electronic form, will be the one counted.

Required Shareholder Vote

Shareholders of record of each of the Funds on January 12, 2017, are entitled to vote at the Meeting.

The shareholders of each Fund will vote separately, as a single class, on the respective Fund's Proposal.

With respect to each Proposal, 30% of the total shares of the respective Fund entitled to vote, represented in person or by proxy, are required to constitute a quorum, with respect to that Proposal, at the Meeting.

Approval of each Proposal will require the affirmative vote of the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the applicable Fund's outstanding shares are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares.

Your vote will be counted at the Meeting if cast in person or by proxy. The election inspectors will count:

• Votes cast "FOR" the approval of the Proposals to determine whether sufficient affirmative votes have been cast; and

• Abstentions and "broker non-votes" of shares (in addition to all votes cast "FOR" or "AGAINST" ) to determine whether a quorum is present.

Abstentions and broker non-votes are not counted to determine whether a proposal has been approved. Broker non- votes are shares held in street name for which the broker-dealer indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker-dealer lacks discretionary voting authority. Each Proposal requires a vote based on the total votes cast. Because abstentions and broker non- votes are treated as shares present for purposes of quorum but not voting, any abstentions and broker non-votes will have the effect of votes cast "AGAINST" a proposal.

The approval of any one Proposal is not contingent upon the approval of any other Proposal. If any of Proposal 1, Proposal 2, or Proposal 3 is not approved by the shareholders of the applicable Fund, the Proposed Amendment shall be revised accordingly to reflect only the Proposals approved by shareholders.

Method and Cost of Solicitation

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board for use at the Meeting. The Board has fixed the close of business on January 12, 2017, as the record date for determining the shareholders of each Fund entitled to receive notice of the Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Meeting. The Trust expects that the solicitation of proxies will be primarily by the internet and mail. The solicitation may also include facsimile, Internet or oral communications by certain employees of AMCO or its affiliates, who will not be paid for these services. The exact cost will depend upon the services rendered. Legal costs, the costs of preparing, printing, and mailing the enclosed proxy card and this Proxy Statement, and any other costs incurred in connection with the solicitation of proxies for the Meeting with respect to the Proposed Amendment, including any additional solicitation made by mail, Internet, or telephone will be borne by the Funds.

Voting Securities and Principal Holders

Shareholders of each of the Funds at the close of business on January 12, 2017, will be entitled to be present and vote at the Meeting. As of that date, there were [ ] shares outstanding in total for the Fund, and each class had the following number of outstanding shares:

Fund	Number of Shares Outstanding
Share Class

Intermediate-Term Bond Fund
Fund Shares	[	]
Institutional Shares	[	]
Adviser Shares	[	]
R6 Shares	[	]

Cornerstone Moderate Fund
Fund Shares	[	]

Cornerstone Moderately Aggressive Fund
Fund Shares	[	]

As of December 31, 2016, shareholders who owned of record and/or beneficially (to the Trust's knowledge) more than 5% of the shares of a Fund are listed below. Shareholders who own beneficially more than 25% of a Fund's voting securities may be deemed to "control" (as defined in the 1940 Act) that Fund.

Shareholder's Name/Address	Fund	Number and Nature	Percent of Shares of the
		of Shares of the	Class Owned
		Class Owned
National Financial	Intermediate-Term	59,966,963.153
499 Washington Blvd			34.57%
	Bond Fund	(Fund Shares)
Jersey City, NJ 07310

National Financial		109,928,128.320
499 Washington Blvd			62.05%
		(Institutional Shares)
Jersey City, NJ 07310

Mac & Co A/C 684261		27,948,172.703
PO Box 3198, 525 William Penn Place			15.78%
		(Institutional Shares)
Pittsburgh, PA 15230-3198

USAA Target Retirement 2030 Fund		9,724,708.768
9800 Fredericksburg Road			5.49%
		(Institutional Shares)
San Antonio, TX 78288-0001

National Financial		7,808,714.087
499 Washington Blvd			90.24%
		(Adviser Shares)
Jersey City, NJ 07310

LPL Financial		652,320.957
4707 Executive Drive			7.54%
		(Adviser Shares)
San Diego, CA 92121

National Financial	Cornerstone	11,200,419.803
499 Washington Blvd			14.96%
	Moderate Fund	(Fund Shares)
Jersey City, NJ 07310

National Financial	Cornerstone	11,582,636.987(Fund
499 Washington Blvd	Moderately		12.41%
		Shares)
Jersey City, NJ 07310	Aggressive Fund

As of December 31, 2016, the officers and Trustees of the Trust, as a group, owned of record and beneficially less than 1% of the outstanding voting securities of Funds.

Date for Receipt of Shareholders' Proposals for Subsequent Shareholder Meetings

Under relevant state law and the Funds' organizational documents and applicable law, no annual meeting of shareholders is required. The Funds do not currently intend to hold such a meeting. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholder proposals for inclusion in the proxy statement for any subsequent shareholder meeting must be received by a Fund within a reasonable period of time prior to the Fund's mailing of the proxy materials for such meeting. Shareholders collectively holding at least 10% of the outstanding shares of the Trust may request a shareholder meeting at any time for the purpose of voting to remove one or more of the Trustees. The series of the Trust will assist in communicating to other shareholders about such meeting.

How can shareholders communicate with the Board?

Shareholders who want to communicate with the Board or an individual Trustee should send written communications to 9800 Fredericksburg Road, San Antonio, Texas 78288, addressed to the Board or the individual Trustee. The Trust's Secretary may determine not to forward to the Board or individual Trustees any communication that does not relate to the business of a fund.

Other Business and Proposals to Adjourn the Meeting

The Board knows of no other business to be brought before the Meeting. At a separate meeting of shareholders of all of the series of the Trust, including the Funds, shareholders will be asked to vote on a proposal that affects all of the series of the Trust. A separate proxy statement is being provided to the shareholders of the Trust, including the Funds, in connection with the solicitation of proxies for that meeting with respect to that proposal. If any other matters properly come before the Meeting, it is the Board's intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed proxy card.

In the event a quorum is not present at the Meeting, or in the event a quorum is present at the Meeting but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies if such an adjournment and additional solicitation is reasonable and in the interests of shareholders. In determining whether adjournment and additional solicitation is in the interests of shareholders, the proxies shall consider all relevant factors, including the nature of the Proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities, and the nature of the reasons for additional solicitation. A Proposal may be voted on prior to any adjournment if sufficient votes have been received for the Proposal and such vote is otherwise appropriate. Any adjournment will require the affirmative vote of a majority of the shares present at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" the Proposals in favor of any adjournment and will vote those proxies required to be voted "AGAINST" the Proposals against any adjournment.

*	*	*	*	*

APPENDIX A: Proposed Investment Advisory Agreement Amendment

AMENDMENT NO. 4

TO INVESTMENT ADVISORY AGREEMENT

This AMENDMENT NO. 4 is made as of the 1 st day of April, 2017, to the Investment Advisory Agreement dated as of August 1, 2006, between USAA MUTUAL FUNDS TRUST (the Trust), a statutory trust organized under the laws of the State of Delaware and having a place of business in San Antonio, Texas, and USAA INVESTMENT MANAGEMENT COMPANY, as transferred to USAA ASSET MANAGEMENT COMPANY (AMCO), a corporation organized under the laws of the State of Delaware and having a place of business in San Antonio, Texas, pursuant to the Transfer and Assumption Agreement dated December 31, 2011.

AMCO and the Trust agree to modify and amend the Investment Advisory Agreement described above (Agreement) as follows:

1. SCHEDULE B-1. In order to change the performance index for the Intermediate-Term Bond Fund from the Lipper Index to the Lipper Core Plus Bond Funds Index, and to remove the performance adjustments for the Cornerstone Moderate Fund and Cornerstone Moderately Aggressive Fund, Schedule B-1 to the Agreement, setting forth the fees payable to AMCO with respect to each of the Trust's series with a performance adjustment, is hereby replaced in its entirety by Schedule B-1 attached hereto.

2. SCHEDULE B-2. In order to remove the performance adjustments for the Cornerstone Moderate Fund and Cornerstone Moderately Aggressive Fund, Schedule B-2 to the Agreement, setting forth the performance adjustment rates with respect to each of the Trust's series with a performance adjustment, is hereby replaced in its entirety by Schedule B-2 attached hereto.

3. SCHEDULE C-1. In order to include the Cornerstone Moderate Fund and Cornerstone Moderately Aggressive Fund within the list of the series of the Trust with no performance adjustment, and to reduce the annual basic fee rate of the Cornerstone Moderate Fund and Cornerstone Moderately Aggressive Fund, each from 0.65% to 0.59%, Schedule C-1 to the Agreement, setting forth the fees payable to AMCO with respect to each of the Trust's series without a performance adjustment, is hereby replaced in its entirety by Schedule C-1 attached hereto.

4. RATIFICATION. Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, AMCO and the Trust have caused this Amendment No. 4 to be executed as of the date first set forth above.

USAA MUTUAL FUNDS TRUST	USAA ASSET MANAGEMENT COMPANY
By: ____________________________	By: ____________________________
Daniel S. McNamara	Brooks Englehardt
President	President
Attest: ____________________________	Attest: ____________________________
James G. Whetzel	Daniel Mavico
Secretary	Assistant Secretary

133254644.3

Schedule B-1 to Advisory Agreement - Listing of Funds

with Performance Adjustment

Name of Fund 1		Annual
	Performance Index	Basic
		Fee Rate
Aggressive Growth Fund	Lipper Large-Cap Growth Funds Index	*
California Bond Fund	Lipper California Municipal Debt Funds Index	**
Capital Growth Fund	Lipper Global Funds Index	..75%
Emerging Markets Fund	Lipper Emerging Markets Funds Index	1.00%
First Start Growth Fund	Lipper Flexible Portfolio Funds Index	..75%
Global Equity Income Fund	Lipper Global Equity Income Funds Index	..50%
Government Securities Fund	Lipper Intermediate U.S. Government	..125%
	Funds Index
Growth & Income Fund	Lipper Multi-Cap Core Funds Index	..60%
Growth and Tax Strategy Fund	Composite Consisting of 51% of the Lipper General	..50%
	Municipal Bond Funds Index and 49% of the Lipper
	Large Cap Core Funds Index
Growth Fund	Lipper Large-Cap Growth Funds Index	..75%
High Income Fund	Lipper High Current Yield Index	..50%
Income Stock Fund	Lipper Equity Income Funds Index	..50%
Income Fund	Lipper Corporate Debt Funds A Rated Index	..24%
Intermediate-Term Bond Fund	Lipper Core Plus Bond Funds Index	***
Tax Exempt Intermediate-Term Fund	Lipper Municipal Debt Funds Index	..28%
International Fund	Lipper International Funds Index	..75%
Tax Exempt Long-Term Fund	Lipper General Municipal Debt Funds Index	..28%
New York Bond Fund	Lipper New York Municipal Debt Funds Index	**
Precious Metals and Minerals Fund	Lipper Gold Funds Index	..75%
Science & Technology Fund	Lipper Science & Technology Funds Index	..75%

1 The Performance Adjustment initially will be determined by reference to the sole outstanding class of shares of each Fund. If, in the future, a Fund offers more than one class of shares, the Performance Adjustment for that Fund will continue to be determined by reference to the initial class of shares, unless the Board determines otherwise.

133254644.3

Short-Term Bond Fund	Lipper Short Investment Grade Debt Funds Index	..24%
Tax Exempt Short-Term Fund	Lipper Short Municipal Debt Funds Index	..28%
Small Cap Stock Fund	Lipper Small-Cap Core Funds Index	..75%
Total Return Strategy Fund	Lipper Flexible Portfolio Funds Index	..65%
Ultra Short-Term Bond Fund	Lipper Ultra Short Funds Index	..24%
Value Fund	Lipper Multi-Cap Value Funds Index	..75%
Virginia Bond Fund	Lipper Virginia Municipal Debt Funds Index	**
World Growth Fund	Lipper Global Funds Index	..75%

* The fee is computed at one-half of one percent (.50%) of the first $750 million of average net assets, two- fifths of one percent (.40%) of the portion of average net assets over $750 million but not over $1.5 billion, and one-third of one percent (.33%) of the portion of average net assets over $1.5 billion.

** The fee is computed at one-half of one percent (.50%) of the first $50 million of average net assets, two- fifths of one percent (.40%) of the portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (.30%) of the portion of average net assets over $100 million. In calculating the fee for the Fund, the average net assets of the California Bond Fund, the New York Bond Fund, and the Virginia Bond Fund are combined with the average net assets of the California Money Market Fund, the New York Money Market Fund, and the Virginia Money Market Fund, respectively, and the fee is allocated pro rata based upon the average net assets of the two Funds.

*** The fee is computed at one-half of one percent (.50%) of the first $50 million of average net assets, two- fifths of one percent (.40%) of the portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (.30%) of the portion of average net assets over $100 million.

133254644.3

Schedule B-2 to Advisory Agreement - Performance Adjustment Rate

EQUITY FUNDS
Aggressive Growth Fund	Income Stock Fund
Capital Growth Fund	International Fund
Emerging Markets Fund	Science & Technology Fund
First Start Growth Fund	Small Cap Stock Fund
Growth & Income Fund	Total Return Strategy Fund
Growth Fund	Value Fund
Global Equity Income Fund	World Growth Fund
Over/Under Performance Relative	Performance Adjustment Rate
to Index (in basis points)	(in basis points as a percentage
of average net assets)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6
FIXED INCOME FUNDS
California Bond Fund	Tax Exempt Intermediate-Term Fund
Government Securities Fund	Tax Exempt Long-Term Fund
Growth and Tax Strategy Fund	New York Bond Fund
High Income Fund	Short-Term Bond Fund
Income Fund	Tax Exempt Short-Term Fund
Intermediate-Term Bond Fund	Ultra Short-Term Bond Fund
Virginia Bond Fund
Over/Under Performance Relative	Performance Adjustment Rate
to Index (in basis points)	(in basis points as a percentage
of average net assets)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

133254644.3

Schedule C-1 to Advisory Agreement - Listing of Funds

And Fee Rates

Name of Fund	Fee Rate
California Money Market Fund	*
Money Market Fund	..24%
New York Money Market Fund	*
Tax Exempt Money Market Fund	..28%
Treasury Money Market Trust	..13%
Virginia Money Market Fund	*
Global Managed Volatility Fund	..60%
Managed Allocation Fund	..60%
Cornerstone Moderately Conservative Fund	..50%
Cornerstone Aggressive Fund	..65%
Cornerstone Conservative Fund	..00%
Cornerstone Equity Fund	..00%
Cornerstone Moderate Fund	..59%
Cornerstone Moderately Aggressive Fund	..59%
Real Return Fund	..50%
Flexible Income Fund	..50%
Target Managed Allocation Fund	..50%
Target Retirement Income Fund	..00%
Target Retirement 2020 Fund	..00%
Target Retirement 2030 Fund	..00%
Target Retirement 2040 Fund	..00%
Target Retirement 2050 Fund	..00%
Target Retirement 2060 Fund	..00%

133254644.3

* The fee is computed at one-half of one percent (.50%) of the first $50 million of average net assets, two-fifths of one percent (.40%) for that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (.30%) for that portion of average net assets over $100 million. In calculating the fee for the Fund, the average net assets of the California Money Market Fund, the New York Money Market Fund, and the Virginia Money Market Fund are combined with the average net assets of the California Bond Fund, the New York Bond Fund, and the Virginia Bond Fund, respectively, and the fee is allocated pro rata based upon the average net assets of the two Funds.

133254644.3

APPENDIX B: Directors and Principal Executive Officer of AMCO and

Their Address and Occupations

Position(s) Held
Name and Address*	with AMCO	Principal Occupation(s)
Brooks Englehardt	President	President and Director of USAA Asset Management Company
(December 1963)		(AMCO) (04/13-present); Director and President of USAA Investment
Management Company (IMCO) (04/14-present); Director and Chief
Executive Officer of USAA Financial Advisors, Inc. (FAI) (04/15-
10/15);Vice President of AMCO (10/11-04/13); Director and Senior
Vice President of IMCO (09/13-04/13); Director, IMCO Investment
Advisory President of IMCO (04/13-09/13); and Vice President,
Product Management, IMCO (12/09-09/13).
Daniel S. McNamara	Director	President of Financial Advice & Solutions Group, USAA (02/13-
(June 1966)		present); Director of USAA Asset Management Company (AMCO)
(12/11-present); Director of USAA Investment Management Company
(IMCO) (10/09-present); President, IMCO (10/09-04/14); President,
AMCO (08/11-4/13); President and Director of USAA Shareholder
Account Services (SAS) (10/09-present); Senior Vice President of
USAA Financial Planning Services Insurance Agency, Inc. (FPS)
(04/11-present); Director of FPS (12/13-present); President and
Director of USAA Investment Corporation (ICORP) (03/10-present);
Director of USAA Financial Advisors, Inc. (FAI) (12/13-present);
President, AMCO (12/11-04/13); President and Director of FAI and
FPS (10/09-04/11).

*The address of each is P.O. Box 659430, San Antonio, Texas 78265-9430.

B-1

133254644.3

APPENDIX C: Management of the Fund

Total
		Term of		Number
		Office		of USAA
		and		Funds
Name,		Length of		Overseen
Address* and	Position(s)	Time	Principal Occupation(s) Held During the	by
Age	with Fund	Served	Past Five Years	Officer
Interested Officers
Daniel S.	Trustee,	Trustee since	President of Financial Advice & Solutions	54
McNamara	President and	December	Group (FASG), USAA (02/13-present);
(June 1966)	Vice Chairman	2009,	Director of USAA Asset Management
		President and	Company (AMCO) (12/11-present); Director of
		Vice	USAA Investment Management Company
		Chairman	(IMCO) (10/09-present); President, IMCO
		since January	(10/09-04/14); President, AMCO (12/11-04/13);
		2012	President and Director of USAA Shareholder
Account Services (SAS) (10/09-present); Senior
Vice President of USAA Financial Planning
Services Insurance Agency, Inc. (FPS) (04/11-
present); Director of FPS (12/13-present);
President and Director of USAA Investment
Corporation (ICORP) (03/10-present); Director
of USAA Financial Advisors, Inc. (FAI) (12/13-
present); President and Director of FAI and FPS
(10/09-04/11).

John C. Spear	Vice President	December	Vice President and Chief Investment Officer,	54
(May 1964)		2016	USAA Investments, (11/016-present); Vice
President, Long Term Fixed Income, (05/12-
11/16); Vice President, Insurance Portfolios,
(07/01-05/12); Assistant Vice President,
Insurance Portfolios, (11/99-07/01.

John P. Toohey	Vice President	June 2009	Head of Equities, Equity Investments, AMCO	54
(March 1968)			(01/12-present); Vice President, Equity
Investments, IMCO (02/09-12/11).

James G.	Secretary	June 2013	Vice President, FASG Counsel, USAA (12/15-	54
Whetzel			present); Assistant Vice President, FASG
(February			General Counsel, USAA (10/13-12/15);
1978)			Executive Director, FASG General Counsel,
USAA (10/12-10/13); Secretary, IMCO (06/13-
present); Attorney, Financial Advice &
Solutions Group General Counsel, USAA
(11/08-10/12); Assistant Secretary, USAA
family of funds (04/10-06/13); Director, FPS,
03/15-01/16) Mr. Whetzel also serves as
Secretary of IMCO, AMCO, SAS, and ICORP.

C-1

133254644.3

Daniel J.	Assistant	June 2013	Assistant Vice President, Lead Securities	54
Mavico	Secretary		Attorney, FASG General Counsel, USAA
(June 1977)			(11/14-present); Executive Director, Lead
			Securities Attorney, FASG General Counsel,
			USAA (04/13-11/14); Attorney, FASG General
			Counsel (04/10-04/13). Mr. Mavico also serves
			as Assistant Secretary of IMCO, AMCO, SAS,
			and FAI.

Roberto	Treasurer	February 2008	Assistant Vice President, Portfolio	54
Galindo, Jr.			Accounting/Financial Administration, USAA
(November			(12/02-present).
1960)
James K.	Assistant	December	Executive Director, Investment and Financial	54
De Vries	Treasurer	2013	Administration, AMCO, (04/12-present);
(April 1969)			Director, Tax, USAA (11/09-04/12).

Stephanie	Chief	February 2013	Executive Director, Institutional Asset	54
Higby	Compliance		Management Compliance, USAA (04/13-
(June 1974)	Officer		present); Director, Institutional Asset
			Management Compliance, AMCO (03/12-
			04/13); Compliance Director for USAA Mutual
			Funds Compliance, IMCO (06/06-02/12).

* The address of each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

Management Compensation

No compensation is paid by any Fund of the Trust to any of the officers of the Trust. No pension or retirement benefits are accrued as part of fund expenses.

C-2

133254644.3

APPENDIX D: Annual Board Consideration of the Bond Fund's Investment Advisory Agreement

USAA Intermediate-Term Bond Fund Annual Shareholder Report

Advisory Agreement Discussion

July 31, 2016

At an in-person meeting of the Board of Trustees (the Board) held on April 22, 2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services – In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the

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Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

Expenses and Performance – In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate – which includes advisory and administrative services and the effects of any performance adjustment – was above the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were above the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Board took into account management's discussion of the Fund's expenses. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-year period ended December 31, 2015 and was above the average of its performance universe and its Lipper index for the three-, five,- and ten-year periods ended December 31, 2015. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one- year period ended December 31, 2015, was in the top 40% of its performance universe for the three-year period ended December 31, 2015, was in the top 15% of its performance universe for the five-year period ended December 31, 2015, and was in the top 25% of its performance universe for the ten-year period ended December 31, 2015. The Board took into account management's discussion of the Fund's performance, including the reasons for its recent underperformance and its strong performance over the long-term.

Compensation and Profitability – The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

Economies of Scale – The Board noted that the Fund has advisory fee breakpoints at specified asset levels, which allows the Fund to participate in any economies of scale. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its

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performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses.

Conclusions – The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

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APPENDIX E: Annual Board Consideration of the Moderate Fund's Investment Advisory Agreement

USAA Cornerstone Moderate Fund Annual Shareholder Report

Advisory Agreement Discussion

May 31, 2016

At an in-person meeting of the Board of Trustees (the Board) held on April 22, 2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel

Nature, Extent, and Quality of Services – In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also were considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered.

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The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust also focused on the quality of the Manager's compliance and administrative staff.

Expenses and Performance – In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate – which includes advisory and administrative services and the effects of any performance fee adjustment as well as any fee waivers or reimbursements – was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, after reimbursements, was above the median of its expense group and below the median of its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including any performance adjustment to such fee. The Board also took into account the Manager's current undertakings to maintain expense limitations for the Fund. The Board also took into account management's discussion with respect to the Fund's expenses. The Board also considered that the Fund's management fee rate was reduced in October 2015, and that the effects of this fee reduction are not reflected in the Fund's total expenses in the third party report.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, five-, and ten-year periods ended December 31, 2015. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three-, five-, and ten-year periods ended December 31, 2015. The Board took into account management's discussion of the Fund's performance, including the Fund's investment approach and the impact of market conditions on the Fund's performance.

Compensation and Profitability – The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager has reimbursed a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn

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a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

Economies of Scale – The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the Fund's current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions – The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and management is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability, if any, from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

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APPENDIX F: Annual Board Consideration of the Moderately Aggressive Fund's Investment Advisory

Agreement

USAA Cornerstone Moderately Aggressive Fund Annual Shareholder Report

Advisory Agreement Discussion

May 31, 2016

At an in-person meeting of the Board of Trustees (the Board) held on April 22, 2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services – In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also were considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered.

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The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust also focused on the quality of the Manager's compliance and administrative staff.

Expenses and Performance – In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate – which includes advisory and administrative services and the effects of any performance fee adjustment – was above the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were above the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including any performance adjustment to such fee.

The Board also took into account management's discussion with respect to the Fund's expenses. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, five-, and ten-year periods ended December 31, 2015.

The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three-, five-, and ten-year periods ended December 31, 2015. The Board took into account management's discussion of the Fund's performance, including the Fund's investment approach and the impact of market conditions on the Fund's performance. The Board also considered that the Fund's subadviser was terminated in January 2016.

Compensation and Profitability – The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

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Economies of Scale – The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions – The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and management is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

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PROXY TABULATOR

P.O. BOX 9112

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

"Preliminary Copy"

THREE EASY WAYS TO VOTE YOUR PROXY

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If you vote by Telephone or Internet, you do not need to mail your proxy.

E16323-Z69129	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:	For	Against	Abstain
1. Approve an amendment to the Investment Advisory Agreement with respect to the USAA Cornerstone Moderate Fund.	!	!	!

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

V.3

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting: The Notice and Proxy Statement, Shareholder Letter and Q&A; are available at www.proxyvote.com.

E16324-Z69129

USAA MUTUAL FUNDS TRUST

MARCH 22, 2017, SHAREHOLDER MEETING PROXY CARD

The undersigned authorizes Roberto Galindo, Jr. and James De Vries, and each of them as the Proxy Committee, with right of substitution, to vote on my behalf as directed on the reverse, in the USAA Mutual Funds Trust March 22, 2017, Shareholder Meeting, or any continuation following an adjournment thereof. I also instruct the Proxy Committee to vote any other matters that arise in the meeting, or any continuation following an adjournment thereof, in accordance with their best judgment.

You are encouraged to specify your choices by marking the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Trustees' recommendations; just sign, date and return this proxy in the enclosed envelope.

Please sign and date the proxy card on the reverse side. Unsigned cards will not be counted.

V3

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, you do not need to mail your proxy.

E16325-Z69129	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:	For	Against	Abstain
1. Approve an amendment to the Investment Advisory Agreement with respect to the USAA Cornerstone Moderately Aggressive Fund.	!	!	!

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

V.3

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting: The Notice and Proxy Statement, Shareholder Letter and Q&A; are available at www.proxyvote.com.

E16326-Z69129

USAA MUTUAL FUNDS TRUST

MARCH 22, 2017, SHAREHOLDER MEETING PROXY CARD

The undersigned authorizes Roberto Galindo, Jr. and James De Vries, and each of them as the Proxy Committee, with right of substitution, to vote on my behalf as directed on the reverse, in the USAA Mutual Funds Trust March 22, 2017, Shareholder Meeting, or any continuation following an adjournment thereof. I also instruct the Proxy Committee to vote any other matters that arise in the meeting, or any continuation following an adjournment thereof, in accordance with their best judgment.

You are encouraged to specify your choices by marking the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Trustees' recommendations; just sign, date and return this proxy in the enclosed envelope.

Please sign and date the proxy card on the reverse side. Unsigned cards will not be counted.

V3

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, you do not need to mail your proxy.

E16327-Z69129	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:	For	Against	Abstain
1. Approve an amendment to the Investment Advisory Agreement with respect to the USAA Intermediate-Term Bond Fund.	!	!	!

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting: The Notice and Proxy Statement, Shareholder Letter and Q&A; are available at www.proxyvote.com.

E16328-Z69129

USAA MUTUAL FUNDS TRUST

MARCH 22, 2017, SHAREHOLDER MEETING PROXY CARD

The undersigned authorizes Roberto Galindo, Jr. and James De Vries, and each of them as the Proxy Committee, with right of substitution, to vote on my behalf as directed on the reverse, in the USAA Mutual Funds Trust March 22, 2017, Shareholder Meeting, or any continuation following an adjournment thereof. I also instruct the Proxy Committee to vote any other matters that arise in the meeting, or any continuation following an adjournment thereof, in accordance with their best judgment.

You are encouraged to specify your choices by marking the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Trustees' recommendations; just sign, date and return this proxy in the enclosed envelope.

Please sign and date the proxy card on the reverse side. Unsigned cards will not be counted.

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